UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
(441) 278-0400
March [     ], 2011
Dear Shareholder:
You are cordially invited to attend the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd., which will be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m. (local time) on Wednesday, May 11, 2011, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the proxy statement.
All holders of record of the Company’s ordinary shares, par value $1.00 per share, at the close of business on March 10, 2011 will be entitled to notice of, and to vote at, the Annual General Meeting of Shareholders. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and exercise your right to vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form or by internet or telephone voting as described in the proxy statement.
Sincerely,
William H. Bolinder
Chairman of the Board of Directors

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2011
NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Endurance Specialty Holdings Ltd. (the “Company”) will be held on Wednesday, May 11, 2011, at 8:00 a.m. (local time), at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda and at any adjournment or postponement thereof.
At the Annual General Meeting, the Company’s shareholders will be voting on the following proposals:
1.	Election of directors:
•	The election of one Class II director to the Board of Directors of the Company (the “Board of Directors”), to serve until the 2013 Annual General Meeting of Shareholders of the Company and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal;

•	The election of four Class III directors to the Board of Directors, each to serve until the 2014 Annual General Meeting of Shareholders of the Company and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited;
2.	The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2011 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm;

3.	A non-binding advisory vote on the compensation of the named executive officers set forth in this proxy statement;

4.	A non-binding advisory vote on the frequency of which the compensation of our named executive officers will be subject to a non-binding vote of the shareholders;

5.	An amendment to our 2007 Equity Incentive Plan to provide for increased flexibility related to the granting of equity incentives to non-employee directors;

6.	An amendment to our Employee Share Purchase Plan to add 200,000 shares for future purchases by our employees under the plan;

7.	A decrease in the current size of the Board of Directors from 15 to 14 members; and

8.	The transaction of such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Shareholders of the Company at the close of business on March 10, 2011, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. A copy of the Company’s financial statements for the fiscal year ended December 31, 2010, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Annual General Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2011.
The Proxy Statement, the Notice of Internet Availability of Proxy Materials and the Annual Report on
Form 10-K for the year ended December 31, 2010 are available at www.proxyvoting.com/enh.
All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, make sure that your shares are represented at the Annual General Meeting by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you requested a paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form, or by internet or telephone voting as described in the proxy statement. Pursuant to the Company’s Amended and Restated Bye-Laws, for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Annual General Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Annual General Meeting.
Pursuant to the Company’s Amended and Restated Bye-laws, votes have been adjusted such that the voting interest attributed to each ordinary share at the Annual General Meeting is as follows:

Shareholder	Votes per Ordinary Share
FMR LLC	[ ]
BlackRock, Inc.	[ ]
All other shareholders	[ ]
YOUR VOTE IS IMPORTANT
IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE FOLLOW THE INSTRUCTIONS FOR VOTING ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED FOR THE MEETING OR, IF YOU REQUESTED A PAPER COPY OF OUR PROXY MATERIALS, BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION FORM, OR BY INTERNET OR TELEPHONE VOTING AS DESCRIBED IN THE PROXY STATEMENT.
By Order of the Board of Directors,
John V. Del Col
Secretary
Pembroke, Bermuda
March [     ], 2011

i

ii

Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MAY 11, 2011
INTRODUCTION
This proxy statement is furnished to holders of ordinary shares of Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the “Company” or “Endurance”), in connection with the solicitation of proxies by the board of directors of Endurance (the “Board of Directors” or the “Board”) for use in voting at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, on Wednesday, May 11, 2011, at 8:00 a.m. (local time), and at any adjournment or postponement thereof. On or about March [     ], 2011, we mailed to our shareholders a notice containing information on how to access this proxy statement and how to vote (the “Notice of Internet Availability of Proxy Materials”). This proxy statement, the Notice of Annual General Meeting and the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report on Form 10-K”) are available at www.proxyvoting.com/enh.
QUESTIONS AND ANSWERS REGARDING THE ANNUAL GENERAL MEETING
Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving David Cash, Michael J. McGuire and John V. Del Col (collectively, the “Proxy Committee”) the authority to vote your shares in the manner you indicate on your proxy card. The Proxy Committee has been appointed by the Board.

Q:	How do I obtain your proxy materials?

A:	We furnish proxy materials to our shareholders on the internet, rather than mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials and cast your vote on the internet or by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was mailed to shareholders on or about March [ ], 2011.

Q:	What am I voting on?

A:	You are voting on seven proposals:
1.	Election of directors:
•	Election of Scott D. Moore as a Class II director to serve until the 2013 Annual General Meeting of Shareholders

•	Election of four Class III directors to serve until the 2014 Annual General Meeting of Shareholders:
William H. Bolinder
Susan Fleming Cabrera
Brendan R. O’Neill
Robert A. Spass
•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.:
David Cash
John V. Del Col
William M. Jewett
•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited:
Alan Barlow
William H. Bolinder
David Cash
Simon Minshall
Brendan R. O’Neill
•	Direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited:
Alan Barlow
William H. Bolinder
David Cash
Simon Minshall
Brendan R. O’Neill
Biographical information of each director is included below under “Proposal No. 1 — Election of Directors.”
2.	Appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2011 and authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

3.	Non-binding advisory vote on the compensation of the named executive officers set forth in this proxy statement.

4.	Non-binding advisory vote on the frequency of which the compensation of our named executive officers will be subject to a non-binding vote of the shareholders.

5.	An amendment to our 2007 Equity Incentive Plan to provide for increased flexibility related to the granting of equity incentives to non-employee directors.

6.	An amendment to our Employee Share Purchase Plan to add 200,000 shares for future purchases by employees under the plan.

7.	A decrease in the current size of the Board of Directors from 15 to 14 members.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends a vote FOR the election of each of the directors in Proposal No. 1, FOR each of Proposal Nos. 2, 3, 5, 6 and 7 and for an advisory vote every three years in Proposal No. 4.

Q:	Will any other matters be voted on?

A:	We are not aware of any other matters that you will be asked to vote on at the Annual General Meeting. If any other matter is properly brought before the Annual General Meeting, the Proxy Committee, acting as your proxies, will vote for you in their discretion.

Q:	Who can vote?

A:	You can vote at the Annual General Meeting if you were a holder of record of ordinary shares as of the close of business on March 10, 2011 (the “Record Date”). Each ordinary share is generally entitled to one vote. However, the Company’s Amended and Restated Bye-Laws (the “Bye-Laws”) restrict the aggregate voting power of those shareholders holding 9.5% or more of the Company’s outstanding ordinary shares to no more than 9.5% of the total votes cast. As a result, your votes per ordinary share at the Annual General Meeting have been adjusted as follows:

Shareholder	Votes per Ordinary Share
FMR LLC	[ ]
BlackRock, Inc.	[ ]
All other shareholders	[ ]
In addition, the Board of Directors may adjust a shareholder’s voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates.
There is no cumulative voting of the Company’s ordinary shares.
Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services LLC, you are considered the shareholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials, you will receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials, you will receive a voting instruction form from the organization holding your shares.

Q:	How do I vote?

A:	There are four ways to vote:
1.	By internet, by visiting the web site address shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

2.	By telephone, using the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

3.	By requesting, completing and mailing your proxy card or voting instruction form.

4.	By attending the Annual General Meeting in person and submitting a written proxy card.
The telephone and internet voting procedures are designed to authenticate a shareholder’s identity and allow each shareholder to vote the shareholder’s ordinary shares. They will also confirm that a shareholder’s instructions have been properly recorded. Street name holders may vote by telephone or the internet if their bank or broker makes those methods available. If this is the case, the bank or broker will enclose instructions with your proxy information.
Q:	What will happen if I do not vote my shares?

A:	Shareholders of Record. If you are the shareholder of record and you do not vote your shares by proxy card or voting instruction form, by telephone, via the internet or in person at the Annual General Meeting, your shares will not be voted at the Annual General Meeting.
Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (the “NYSE”), your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 3 through 7. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2.
Q:	What if I do not specify how my shares are to be voted?

A:	Shareholders of Record. If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•	FOR the election of the one Class II and four Class III directors and FOR the slates of subsidiary director designees, in each case nominated by our Board of Directors and named in this proxy statement (Proposal 1);

•	FOR the appointment of Ernst & Young Ltd. as our independent registered public accounting firm for the year ending December 31, 2011 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm (Proposal 2);

•	FOR the approval of an advisory vote on the compensation of our named executive officers (Proposal 3);

•	FOR the approval of an advisory vote on executive compensation every three years (Proposal 4);

•	FOR the amendment of the 2007 Equity Incentive Plan (Proposal 5);

•	FOR the amendment of the Employee Share Purchase Plan (Proposal 6);

•	FOR the decrease in the current size of the Board of Directors from 15 to 14 members (Proposal 7); and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual General Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 2, but do not have discretion to vote on non-routine matters such as Proposals 1 and 3 through 7. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual General Meeting.
Q:	What is the effect of a broker non-vote?

A:	Brokers or other nominees who hold shares of our ordinary shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual General Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual General Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on the proposals to be voted upon at the Annual General Meeting, as each proposal requires either a plurality of votes cast (Proposals 1 and 4) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 2, 3 and 5 through 7).
Q:	What vote is required to approve each proposal?

A:

Broker Discretionary
Proposal	Vote Required	Voting Allowed
Proposal No. 1 — Election of Directors	Plurality of Votes Cast	No

Proposal No. 2 — Appointment of Independent Registered Public Accounting Firm	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

Proposal No. 3 — Advisory Vote on Compensation of Named Executive Officers	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal No. 4 — Advisory Vote on Frequency of Vote on Compensation of Named Executive Officers	Plurality of Votes Cast	No

Proposal No. 5 — Amendment of our 2007 Equity Incentive Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal No. 6 — Amendment of our Employee Share Purchase Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal No. 7 — Decrease in the current size of the Board of Directors	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

A plurality of votes cast means that the proposed director or choice receiving the highest number of affirmative votes is elected or chosen, irrespective of how small the number of affirmative votes is in comparison to the total number of shares voted.
With respect to Proposal 1, you may vote for all nominees, withhold your vote as to all nominees or vote for all nominees except those specific nominees from whom you withhold your vote. The five director nominees having the most “for” votes will be elected to the Board of Endurance Specialty Holdings Ltd. In addition, Endurance Specialty Holdings Ltd. will cause the election of the following subsidiary boards as follows:
•	The three director designees having the most “for” votes will be elected to the Board of Endurance Specialty Insurance Ltd.;

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Holdings Limited; and

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Insurance Limited.
The election of directors of Endurance Specialty Holdings Ltd. in Proposal 1 is also subject to the provisions in the Company’s corporate governance guidelines requiring a majority vote standard for the election of directors. This means if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for” such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.
With respect to Proposals 2, 3 and 5 through 7, you may vote for, against or abstain. If you abstain from voting on these proposals, the abstention will have the same effect as a vote against the proposals.
With respect to Proposal 4, you may vote for an advisory compensation vote every year, every two years or every three years or abstain. If you abstain from voting on Proposal 4, the abstention will not have an effect on the outcome of the vote.
Q:	What is the quorum requirement of the Annual General Meeting?

A:	The presence of four shareholders, in person or by proxy, holding more than 50% of the issued and outstanding ordinary shares on March 10, 2011, constitutes a quorum for voting at the Annual General Meeting. If you vote, your ordinary shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On March 10, 2011, there were [ ] ordinary shares outstanding.

Q:	Who can attend the Annual General Meeting?

A:	All holders of record of ordinary shares as of the close of business on March 10, 2011, can attend the Annual General Meeting. Seating, however, is limited and will be provided on a first-come, first-served basis, upon arrival at the Annual General Meeting.

Q:	Can I change my vote?

A:	Yes. You can change your vote or revoke your proxy any time before the vote:
•	by returning a later-dated proxy card;

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by attending the Annual General Meeting in person and completing a written ballot.
Pursuant to the Bye-Laws, any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting may attend the Annual General Meeting and any shareholder who has not submitted a proxy, has properly revoked a proxy or votes prior to the vote pursuant to a proxy, may vote in person at the Annual General Meeting. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee, that shareholder may not vote in person at the Annual General Meeting, unless the shareholder requests and obtains a valid legal proxy from the applicable broker, bank or nominee.
Q:	Is my vote confidential?

A:	Yes. Only the inspectors of election and certain individuals, including certain employees of Endurance, who help with processing and counting the vote, have access to your vote. Directors and employees of the Company may see your vote only if the Company needs to defend itself against a claim or if there is a proxy solicitation by someone other than the Company. Therefore, please do not write any comments on your proxy card.

Q:	Who will count the vote?

A:	Mellon Investor Services LLC will count the vote. Its representatives will be the inspectors of election.

Q:	How can I find the results of the Annual General Meeting?

A:	Preliminary results will be announced at the Annual General Meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual General Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

A:	We are making this proxy statement available to our stockholders electronically via the internet. On or about March [ ], 2011, we will mail the Notice of Internet Availability of Proxy Materials to our shareholders at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of this proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	It means your shares are held in more than one account. You should vote the shares in all your accounts. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. You may do this by contacting our transfer agent, Mellon Investor Services LLC at 480 Washington Blvd., Jersey City, NJ 07310, telephone 1-877-272-7572 (toll-free U.S.) or 1-201-680-6693, or at their website, www.bnymellon.com/shareowner/equityaccess.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual General Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. For additional information please see “How do I vote?” above.

Q:	What is “householding”?

A:	If you and others who share your mailing address own the Company’s ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.
You may also request delivery of an individual copy of the Notice of Internet Availability of Proxy Materials, Annual Report on Form 10-K or proxy statement by contacting the Company at (441) 278-0400 or by writing to: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: Investor Relations.
You may be able to initiate householding if your bank or broker has chosen to offer such service by following the instructions provided by your bank or broker.
Q:	How much did this proxy solicitation cost?

A:	The Company is paying the cost of solicitation and has engaged Georgeson Inc. to assist in the distribution of proxy materials and solicitation of votes personally or by mail, telephone or internet. The estimated fee is $16,000 plus reasonable out-of-pocket expenses. In addition, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to shareholders. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or e-mail or other means or in person. They will not receive any additional payments for the solicitation.

Q:	How do I recommend someone to be a director?

A:	You may recommend any person to be a director by writing to the Company at its registered address: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: John V. Del Col, Secretary. Any notice for a director nomination must set forth the information as described under “Board of Directors — Director Nominee Process.” The Nominating and Corporate Governance Committee will consider persons properly recommended by shareholders. Director nominees for the 2011 Annual General Meeting must have been received by the Company on or prior to November [ ], 2010. Shareholder recommendations for director nominees for the 2012 Annual General Meeting must be received by the Company no later than November [ ], 2011 and no earlier than October [ ], 2011.
Q:	When are the shareholder proposals due for the 2011 Annual General Meeting?

A:	In order for a proposal by a shareholder of Endurance to be eligible to be included in Endurance’s proxy statement and proxy for the 2012 Annual General Meeting, it must be in writing, received at the Company’s registered address no later than November [ ], 2011 and comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”).
In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February [     ], 2012.
Absent receipt of proper shareholder notice prior to November [     ], 2011, the proxies designated by the Board of Directors of Endurance for the 2012 Annual General Meeting may vote in their discretion on any proposal any shares for which they have been appointed proxies without mention of such matter in Endurance’s proxy statement for such meeting or on the proxy for such meeting.
PROPOSALS TO BE VOTED UPON
Proposal No. 1 — Election of Directors
The following paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each nominee has given us about the nominee’s age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment and, in the case of our continuing directors, a commitment of service to the Company and our Board.
Election of Endurance Directors
The size of the Board of Directors is currently set at 15 members and currently consists of 10 sitting directors, who are divided into three classes. Each class of directors serves for a term of three years.
The Board of Directors engaged a third party search firm to assist in identifying potential nominees for election to the Board of Directors. Susan Fleming Cabrera, nominated for election as a Class III director, and Scott D. Moore, nominated for election as a Class II director, have not previously served as directors of the Company. William H. Bolinder, Brendan R. O’Neill and Robert A. Spass, all current Class III directors, are nominated for re-election at the Annual General Meeting. The directors running for election at this Annual General Meeting will hold office until their respective successors have been duly elected and qualified at the 2013 Annual General Meeting of Shareholders in the case of Mr. Moore and at the 2014 Annual General Meeting of Shareholders in the case of the other four director nominees up for election at this Annual General Meeting or, if earlier, their death, resignation or removal. Each of the nominees has consented to being named in this proxy statement and to serve as directors, if elected.

William H. Bolinder, 67, is a nominee for election as a Class III director. Mr. Bolinder has been a director of the Company since December 2001 and was the lead independent director of the Company from November 2006 to March 2010. Mr. Bolinder has served as Chairman of the Board since March 2010 and currently serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Underwriting and Risk Committees of the Board. In June 2006, Mr. Bolinder retired as President, Chief Executive Officer and a director of Acadia Trust N.A., a financial services company, positions he had held since 2003. He had previously been a member of the Group Management Board for Zurich Financial Services Group. He was the head of the North America business division (excluding U.S. Personal Lines) from 1994 to 2002, and the Latin America business division from 1996 to 2002, as well as the Corporate and Commercial Customer Division of Zurich Financial Services Group since 1998. In 1994, he was elected to the Group Executive Board at Zurich Financial Services Group’s home office and became responsible for managing the Zurich Financial Services Group companies in the United States and Canada as well as Corporate/Industrial Insurance, Zurich International (Group) and Risk Engineering. Mr. Bolinder joined Zurich American Insurance Company, USA in 1986 as Chief Operating Officer and became Chief Executive Officer in 1987. Mr. Bolinder has been a director of Genworth Financial, Inc. since October 2010. Mr. Bolinder was a director of Quanta Capital Holdings Ltd. from January 2007 to October 2008. Mr. Bolinder was a director of Coral Insurance Company, a Florida domiciled property casualty insurance company, from March 2008 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral. Mr. Bolinder has also served on the board and committees of the American Insurance Association, American Institute for Chartered Property Casualty Underwriting, Insurance Institute for Applied Ethics, Insurance Institute of America, Insurance Services Office, Inc. and the National Association of Independent Insurers.
We believe Mr. Bolinder’s qualifications to serve as a director of the Company include Mr. Bolinder’s more than thirty years of experience in the insurance industry, including his many senior management roles at a global insurance and financial services organization, which provide a valuable perspective to the Board’s discussions of the Company’s operations and the global insurance and reinsurance industry generally, and his prior and current experience sitting on multiple boards of directors.
Susan Fleming Cabrera, 41, is a nominee for election as a Class III director. Dr. Cabrera has not previously been a director of the Company. Dr. Cabrera worked at Capital Z Financial Services, a private equity firm, as a Principal from 1998 to 2001 and as Partner from 2001 to 2003. She was Vice President at Insurance Partners Advisors, LP, a private equity firm, from 1994 to 2003 and held various positions at Morgan Stanley and Company from 1992 to 1994. Dr. Cabrera is currently a consultant, executive educator and visiting lecturer in management, finance and entrepreneurship at Cornell University. Dr. Cabrera has been a director of Virtus Investment Partners, Inc., a publicly traded asset management company since January 2009 and Hanover Investors, a specialist active investor in recovery and turnaround situations, and its affiliated funds since June 2006. She has also served as a director of Universal American Financial Corp., a family of specialty healthcare companies, from July 1999 to December 2003, PXRE Group, Ltd., a property reinsurer, from April 2002 to April 2005, Ceres Group, Inc., an insurance and annuity products provider, from February 2000 to August 2006 and Quanta Capital Holdings, Ltd., a specialty insurance and reinsurance holding company, from July 2006 to October 2008.
Dr. Cabrera was recommended to the Nominating and Corporate Governance Committee as a candidate for election to the Company’s Board of Directors by a third party search firm. We believe Dr. Cabrera’s qualifications to serve as a director of the Company include Dr. Cabrera’s experience as a private equity investor and investment banker focusing on the insurance industry, her knowledge of investing and capital market transactions and her prior and current experience sitting on multiple boards of directors, including the boards of directors of five publicly traded corporations.

Scott D. Moore, 58, is a nominee for election as a Class II director. Mr. Moore has not previously been a director of the Company. Mr. Moore was the Chief Executive Officer of PartnerRe U.S., a reinsurance company, from 1998 to 2009. Prior thereto, Mr. Moore served as the Executive Vice President and Chief Financial Officer of PartnerRe Ltd. from 1993 to 1998. Mr. Moore, a Certified Public Accountant, was employed for 13 years (three years as a Partner) with Coopers & Lybrand LLP, specializing in the insurance industry.
Mr. Moore was recommended to the Nominating and Corporate Governance Committee as a candidate for election to the Company’s Board of Directors by a third party search firm. We believe Mr. Moore’s qualifications to serve as a director of the Company include Mr. Moore’s long experience as a senior executive responsible for operations and finance at a peer reinsurance company, as well as Mr. Moore’s deep knowledge of insurance accounting obtained while employed at Coopers & Lybrand LLP.
Brendan R. O’Neill, 62, is a nominee for election as a Class III director. Mr. O’Neill has been a director since February 2005 and currently serves as Chairman of the Compensation Committee and as a member of the Audit and Risk Committees of the Board of Directors of the Company. Mr. O’Neill was Chief Executive Officer of ICI PLC, a specialty chemicals company, from 1998 to 2003. Prior to joining ICI PLC, Mr. O’Neill was managing director of Guinness Brewing Worldwide from 1993 to 1998, where he is credited with rebuilding the Guinness business and reestablishing its brand image on a global basis. A Fellow of the Chartered Institute of Management Accountants, Mr. O’Neill held numerous finance roles early in his career at Ford Motor Company, BICC Ltd. and Midland Bank PLC (HSBC). Mr. O’Neill currently serves on the boards of directors of Tyco International Ltd., Informa Group PLC, and Towers Watson Inc. and previously served on the board of directors of Rank Group plc from January 2005 through December 2007 and on the Board of Aegis Group plc from August 2005 through September 2009.
We believe Mr. O’Neill’s qualifications to serve as a director of the Company include Mr. O’Neill’s years of operating experience leading global companies, his service on the board of directors of other global publicly traded companies, as well as his management and finance expertise, which provides the Board with a global enterprise perspective, including an understanding and appreciation for financial and accounting issues.
Robert A. Spass, 55, is a nominee for election as a Class III director. Mr. Spass has been a director since July 2002 and currently serves as a member of the Audit, Compensation, Nominating and Corporate Governance and Risk Committees of the Board. Mr. Spass is a Partner of Capital Z Partners, an investment firm he joined as a founding partner upon its formation in February 2007. He previously held similar positions at its predecessor firm, also named Capital Z Partners, which he joined as a founding partner in 1998. Prior to 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners Advisors, L.P. Mr. Spass was also President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a Director of Investment Banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. He currently serves on the board of directors of Universal American Corp. and Lancashire Holdings Limited.
We believe Mr. Spass’ qualifications to serve as a director of the Company include Mr. Spass’ background as an experienced insurance industry investor and his extensive knowledge of the capital markets, particularly as they relate to the insurance and reinsurance industry.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MR. MOORE AS A CLASS II DIRECTOR, AND DR. CABRERA AND MESSRS. BOLINDER, O’NEILL AND SPASS AS CLASS III DIRECTORS.
Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.
Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Specialty Insurance Ltd. (“Endurance Bermuda”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Bermuda Directors”). If elected, the Endurance Bermuda Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Bermuda Directors shall constitute a direction to the Company to cause it to vote its shares in Endurance Bermuda to ensure that Endurance Bermuda’s board of directors consists of the Endurance Bermuda Directors. Proxies cannot be voted for a greater number of persons than the Endurance Bermuda Directors named. Each of the Endurance Bermuda Directors is a director or officer of the Company and receives no additional remuneration for serving on the board of directors of Endurance Bermuda.

The following persons constitute the slate of Endurance Bermuda Directors:
David Cash, 46, has been a director of Endurance Bermuda since May 2008, a director of the Company since May 2010, has been Chief Executive Officer of the Company since March 2010 and served as Chief Underwriting Officer of the Company from December 2005 until his appointment as Chief Executive Officer. Previously, Mr. Cash was President of Endurance Bermuda from December 2004 to December 2005 and the Company’s Chief Actuary/Chief Risk Officer from December 2001 to June 2005. Mr. Cash joined the Company from Centre Solutions Ltd. in Bermuda where he was a Vice President focused on structured finance and insurance programs since 1996. Mr. Cash was a member of the board of directors of Centre Life Finance, Centre Solutions’ senior settlement financing company. From 1993 to 1996, Mr. Cash was Vice President and Underwriter at Zurich Re Centre. Prior to Zurich Re, Mr. Cash served as a consulting actuary at Tillinghast-Towers Perrin in New York. Mr. Cash received an Msc. in mathematics from Oxford University, which he attended as a Rhodes Scholar. Mr. Cash is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and is a native of Bermuda.
We believe Mr. Cash’s qualifications to serve as a director of Endurance Bermuda include Mr. Cash’s experience as an actuary and underwriter, as well as his nearly ten years of service with the Company in senior leadership positions, which give him unique insights into Endurance Bermuda’s challenges, opportunities and operations.
John V. Del Col, 49, has been a director of Endurance Bermuda since February 2011. Mr. Del Col has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. From October 1999 until January 2003, Mr. Del Col served as Executive Vice President, General Counsel, and Secretary of Trenwick Group Ltd. and its predecessor company, Trenwick Group Inc., a property and casualty reinsurer. Mr. Del Col was Vice President, General Counsel, and Secretary of Chartwell Re Corporation, a property and casualty reinsurer, from January 1998 until its merger with and into Trenwick Group Inc. in October 1999. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. Prior thereto, Mr. Del Col was an associate in the law firm of Sullivan & Cromwell.
We believe Mr. Del Col’s qualifications to serve as a director of Endurance Bermuda include Mr. Del Col’s experience in the legal profession, his knowledge of legal and strategic issues specific to the insurance and reinsurance industry, as well as his long tenure with the Company as its senior legal counsel, which enables him to provide the Endurance Bermuda board of directors with well informed insights into Endurance Bermuda’s strategy and operations.
William M. Jewett, 53, has been a director of Endurance Bermuda and of the Company since May 2010, has been President of the Company since March 2010 and served as President and Chief Executive Officer, Worldwide Reinsurance from February 2007 until his appointment as President of the Company. Mr. Jewett had been Chief Underwriting Officer of Endurance Reinsurance Corporation of America upon joining the Company in December 2002, and President from January 2004 until relocating to Endurance Bermuda in 2008. Mr. Jewett joined the Company from Converium Reinsurance (North America) where he was Chief Underwriter of Risk Strategies, the non-traditional reinsurance underwriting division. He had responsibility for the underwriting, marketing, planning and overall management of Converium’s non-traditional reinsurance business. While at Converium, Mr. Jewett also had responsibility for general casualty and workers’ compensation treaty underwriting, and was a member of the company’s board of directors. Prior to Converium, Mr. Jewett was responsible for underwriting and marketing in the U.S. for Centre Reinsurance Company of New York. He started his career at Prudential Re, and spent eight years in management at NAC Re, where he served as Vice President and Manager of the Casualty Treaty department. Mr. Jewett holds an A.B., magna cum laude, from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania.

We believe Mr. Jewett’s qualifications to serve as a director of Endurance Bermuda include Mr. Jewett’s extensive property and casualty underwriting experience, as well as his nearly nine years of experience with the Company in a variety of senior leadership positions, which gives him intimate knowledge of our operations invaluable to the Endurance Bermuda board of directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE BERMUDA DIRECTORS.
Election of Slate of Director Designees to Endurance Worldwide Holdings Limited
Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Worldwide Holdings Limited (“Endurance Worldwide”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Worldwide Directors”). If elected, the Endurance Worldwide Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Worldwide Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance Worldwide to ensure that its board of directors consists of the Endurance Worldwide Directors. Proxies cannot be voted for a greater number of persons than the Endurance Worldwide Directors named. Each of the Endurance Worldwide Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance Worldwide.
The following persons constitute the slate of Endurance Worldwide Directors:
Alan Barlow, 53, has been a director of Endurance Worldwide since May 2008. Mr. Barlow has been Senior Vice President & Claims Director of Endurance Worldwide Insurance Limited since December 2006, having joined as Claims Manager in 2004. Mr. Barlow was also appointed as the Global Claims Operations Director in 2009. Mr. Barlow is the Endurance Worldwide Insurance Limited representative with the International Underwriters Association and is a member of the London Market Claims Strategy Group. From 1993 until joining Endurance in 2004, Mr. Barlow held senior London Market positions in Sorema UK and Trenwick UK, as Director of Claims and Commercial Director. Mr. Barlow previously held a risk management and claims role at Exxon Corp. in London, where he was responsible for the management of their onshore and offshore property & liability portfolio on behalf of their captive insurer, Ancon, Bermuda.
We believe Mr. Barlow’s qualifications to serve as a director of Endurance Worldwide include Mr. Barlow’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience, which gives him unique understanding of Endurance Worldwide’s operations.
William H. Bolinder, 67, has been a director of Endurance Worldwide since December 2002. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Endurance Directors.”
David Cash, 46, has been a director of Endurance Worldwide since May 2010. Mr. Cash has been the Chief Executive Officer of Endurance since March 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Simon Minshall, 45, has been a director of Endurance Worldwide since June 2002 and Managing Director of Endurance Worldwide Insurance Limited since March 2008. From July 2002 until becoming Managing Director, Mr. Minshall was the Chief Financial Officer of Endurance Worldwide Insurance Limited. From January 2002 until becoming Chief Financial Officer of Endurance Worldwide Insurance Limited in July 2002, Mr. Minshall was a consultant to Endurance Worldwide Insurance Limited. Prior to working with Endurance, Mr. Minshall was CEO of Vavo.com, a European online insurance venture backed by GE Capital and Prudential from 2000 to 2001. From 1997 to 2000, he held a number of senior finance roles within the head office of Royal & Sun Alliance plc. These included Manager, Group Financial Control, and Finance Director of the E-Commerce division. In addition, he has held a number of company directorships. Mr. Minshall is a Chartered Accountant and qualified with Deloitte & Touche in London and holds an Honours Degree in Law (LLB) from University College Wales.
We believe Mr. Minshall’s qualifications to serve as a director of Endurance Worldwide include Mr. Minshall’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience.
Brendan R. O’Neill, 62, has been a director of Endurance Worldwide since May 2006. Mr. O’Neill’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Endurance Directors.”
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE WORLDWIDE DIRECTORS.
Election of Slate of Director Designees to Endurance Worldwide Insurance Limited
Pursuant to Bye-Law 151 of the Bye-Laws, the board of directors of Endurance Worldwide Insurance Limited (“Endurance U.K.”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance U.K. Directors”). If elected, the Endurance U.K. Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance U.K. Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance U.K. to ensure that its board of directors consists of the Endurance U.K. Directors. Proxies cannot be voted for a greater number of persons than the Endurance U.K. Directors named. Each of the Endurance U.K. Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance U.K. In the event that any of the below listed Endurance U.K. Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.
The following persons constitute the slate of Endurance U.K. Directors:
Alan Barlow, 53, has been a director of Endurance U.K. since May 2008. Mr. Barlow’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”
William H. Bolinder, 67, has been a director of Endurance U.K. since December 2002. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Endurance Directors.”
David Cash, 46, has been a director of Endurance U.K. since May 2010. Mr. Cash has been the Chief Executive Officer of Endurance since March 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”
Simon Minshall, 45, has been a director of Endurance U.K. since June 2002. Mr. Minshall’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Brendan R. O’Neill, 62, has been a director of Endurance U.K. since May 2006. Mr. O’Neill’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Endurance Directors.”
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE U.K. DIRECTORS.
Voting for Directors
Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the above listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.
The election of the Company’s directors, the slate of Endurance Bermuda Directors, the slate of Endurance Worldwide Directors and the slate of Endurance U.K. Directors each requires the affirmative vote of a plurality of the votes cast at the Annual General Meeting. A plurality of votes cast means that the director receiving the highest number of votes “for” is deemed approved irrespective of how small the number of “for” votes is in comparison to the total number of shares voted. The election of the directors of Endurance Specialty Holdings Ltd. is also subject to the Company’s corporate governance guidelines majority vote standard as described below.
The Company’s corporate governance guidelines contain provisions requiring a majority vote standard apply to the election of the directors of Endurance Specialty Holdings Ltd. This means that if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for” such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The Board of Directors will then promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation.
The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.
Proposal No. 2 — Appointment of Independent Registered Public Accounting Firm
Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of Ernst & Young Ltd. as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2011 and recommends that shareholders authorize the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm. Ernst & Young Ltd. has audited the Company’s financial statements since the Company’s inception in December of 2001. Representatives of Ernst & Young Ltd. are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm and the authorization of the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 3 —Advisory Vote on Compensation of the Named Executive Officers
Pursuant to regulations promulgated under the Exchange Act, this proposal gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the compensation as set forth in this proxy statement. As described in detail later in this proxy statement under the heading “Compensation Discussion and Analysis,” our compensation policies are designed to attract, motivate, and retain our named executive officers, who are critical to lead and grow our businesses. Under these policies, our named executive officers are rewarded for the achievement of specific annual and long-term corporate financial and strategic goals, which are selected with the overall goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT.
The shareholder advisory vote on compensation of the Company’s Named Executive Officers requires the affirmative vote of a majority of the votes cast at the Annual General Meeting. However, the say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and we will consider our shareholders’ vote and the Compensation Committee will evaluate whether any actions are necessary in light of the shareholder vote.
Proposal No. 4 —Advisory Vote on Frequency of Vote on Compensation of Named Executive Officers
Pursuant to regulations promulgated under the Exchange Act, this proposal gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a say-on-pay proposal, similar to Proposal No. 3 above, in our proxy statement. After careful consideration of this Proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a three-year interval for the advisory vote on executive compensation.
In formulating its recommendation, our Board of Directors considered that an advisory vote on executive compensation every three years will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement at a regular interval. Additionally, an advisory vote on executive compensation every three years would allow us the time to implement any changes to our executive compensation program in response to shareholder concerns and disclose those changes in the Compensation Discussion and Analysis and Executive Compensation section of our proxy statement and allow our shareholders time to evaluate those changes prior to being asked for further input on our executive compensation philosophy, policies and practices.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.
The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

Proposal No. 5 — Amendment of the 2007 Equity Incentive Plan
General
We designed our 2007 Equity Incentive Plan (the “Equity Incentive Plan”) to reflect our commitment to having best practices in both compensation and corporate governance. We are not asking for additional shares for use under the Equity Incentive Plan at this time. We are now asking our shareholders to approve an amendment to the Equity Incentive Plan to provide flexibility to the Compensation Committee in the granting of equity incentives to our non-employee directors. The Equity Incentive Plan is described below and a copy of the proposed amendment to the Equity Incentive Plan is attached to this proxy statement as Appendix A.
We believe that our ability to attract and retain qualified, high-performing directors is vital to our success and growth as a company. Equity compensation is a very effective retention tool that encourages and rewards director performance that aligns with our shareholders’ interests.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE 2007 EQUITY INCENTIVE PLAN.
Background on Equity Incentive Compensation at the Company
We believe that director and employee share ownership is a significant contributing factor in achieving superior financial performance. Historically, the Company’s equity incentive grants have been an important component of its overall compensation program for both its directors and employees. Recognizing that equity-based compensation is a valuable and limited resource, the Company has carefully managed its use of equity-based compensation. To that end, the Equity Incentive Plan currently sets annual awards to our non-employee directors of options or restricted shares at a value of $70,000 and does not give the Company the flexibility to alter non-employee director compensation to address market changes and retention needs.
We believe that awarding equity incentive grants to our directors and employees aligns their interests directly with those of our other shareholders, as they provide greater value to directors and employees as our share price increases. Without effective share-based compensation, the Company believes it would be at a significant disadvantage against its competitors in its ability to provide the market-competitive total compensation packages necessary to attract, retain and motivate the director and employee talent critical to the future success of the Company.
We strongly believe that our share-based incentive programs and emphasis on director share ownership have been integral to our success in the past and will be critical to our ability to achieve consistently superior performance in the years ahead. Therefore, we consider approval of the amendment to the Equity Incentive Plan vital to the Company’s continued success.

Purpose of the Equity Incentive Plan and the Amendment
The Equity Incentive Plan currently limits the Company, under the direction of the Compensation Committee, to specific fixed annual grants of share options or restricted shares to our non-executive directors. The proposed amendment would provide the Compensation Committee with discretion with respect to the timing, amount and form of equity incentive awards to be granted to non-employee directors, subject to the parameters currently contained in the Equity Incentive Plan. The proposed amendment would not otherwise alter the terms of the Equity Incentive Plan. Approval of the amendment to the Equity Incentive Plan enables the Company to achieve the following objectives:
1. The ability of the Company to offer variable levels of equity-based incentive compensation to the Company’s non-employee directors based upon the performance of the Company and the Board. The proposed amendment to the Equity Incentive Plan will allow the Compensation Committee the discretion to tailor the amount of any equity incentive awards to non-employee directors to balance the goals of aligning director compensation with Company performance, attracting to the Company non-employee directors of the highest quality and further aligning director and shareholder interests.
2. The ability of the Company to adjust the form of equity-based incentive compensation to best align the interests of the Company’s non-employee directors and its shareholders. The proposed amendment to the Equity Incentive Plan will allow the Compensation Committee to choose the form of equity incentive award delivered to non-employee directors from amongst stock options, restricted shares and restricted share units, stock appreciation rights, share bonuses and performance-based restricted share awards as well as other forms of equity. Allowing for the use of different types of equity compensation gives the Compensation Committee greater ability to shape equity incentive awards for non-employee directors to fit the Company’s objective of maximizing shareholder value and to respond to changes in compensation practices, including those that are in response to changes in the tax or accounting treatment of specific forms of equity awards.
3. Continuing to provide equity compensation to non-employee directors motivates directors to be highly engaged in the management of the Company. Grants of equity incentives help align non-employee directors’ interests with the interests of the Company’s shareholders and helps enhance director focus on the best means of improving the value of the Company for the benefit of its shareholders.
Key Features of the Equity Incentive Plan
Among the key features of the Equity Incentive Plan are the following:
Limitation on Shares Issuable. The Equity Incentive Plan limit on shares issuable will remain unchanged at 3,895,000 of the Company’s ordinary shares, representing approximately [     ]% of the outstanding ordinary shares as of March 10, 2011. The total number of ordinary shares available for issuance as of March 10, 2011 is 2,249,737 or [     ]% of the outstanding ordinary shares. The closing price of the Company’s ordinary shares on March 10, 2011 was $[     ].
Share Counting. The ordinary shares underlying all awards granted under the Equity Incentive Plan reduce the awards available for issuance under the Equity Incentive Plan, with the exception of Tandem Share Appreciation Rights (“SARs”) issued in conjunction with options. The only ordinary shares that become available for issuance again under the Equity Incentive Plan are for equity incentive awards that were surrendered in an exercise, withheld by the Company for the payment of applicable taxes upon vesting, lapse, expire or are terminated or cancelled without being exercised or converted into ordinary shares.
No Discounted Stock Options or SARs. All stock options and SARs must have an exercise price equal to or greater than the fair market value of the Company’s ordinary shares on the date the stock option or SAR is granted.
No Stock Option or SAR Repricing. The Equity Incentive Plan prohibits the repricing of stock options and SARs and also does not allow canceling and replacing an outstanding stock option with a stock option with a lower exercise price, other than with prior shareholder approval, the issuance of equity incentive awards in connection with the acquisition of another entity or a change in the capital structure of the Company.

No Reload Options. The Equity Incentive Plan does not provide for grants of options with ‘‘reload’’ features that provide for automatic grants of new options when ordinary shares are tendered to pay for the exercise of previously granted options.
Independent Committee. The Equity Incentive Plan is and will continue to be administered by the Compensation Committee, which is comprised solely of non-employee directors who qualify as independent under the listing standards of the New York Stock Exchange.
Minimum Vesting Provisions. All of the equity incentive awards issuable to non-employee directors under the Equity Incentive Plan will continue to be subject to a minimum one year vesting period. In addition, all of the equity incentive awards issuable to employees under the Equity Incentive Plan, other than share bonuses, are and will continue to be subject to, at minimum, a three-year ratable vesting period or, if they are performance awards, a minimum one year vesting period.
Description of Material Terms of the Equity Incentive Plan
The following is a brief summary of the Equity Incentive Plan. The following description of the Equity Incentive Plan is not intended to be complete and is qualified in its entirety by the text of the Equity Incentive Plan.
Administration of the Equity Incentive Plan
The Equity Incentive Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee is required to consist of two or more directors, all of whom must be: (i) ‘‘outside directors’’ within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the ‘‘Internal Revenue Code’’); (ii) ‘‘non-employee directors’’ within the meaning of Rule 16b-3 of the General Rules and Regulations under the Exchange Act; and (iii) ‘‘independent directors’’ under the rules of the New York Stock Exchange. The Compensation Committee has the exclusive power to:
•	select the participants in the Equity Incentive Plan;

•	determine the number of equity incentive awards to be granted to each participant in the Equity Incentive Plan;

•	determine the time or times when equity incentive awards will be granted;

•	determine the terms of each equity incentive award;

•	prescribe the form or forms of agreements evidencing the equity incentive awards; and

•	determine, in its sole discretion and for any reason at any time, that any or all outstanding equity incentive awards shall become exercisable in part or in full.
The Compensation Committee also has authority to interpret the Equity Incentive Plan and to establish, adopt, or revise the rules and regulations relating to the Equity Incentive Plan. The Compensation Committee is not liable for any action, omission or determination relating to the Equity Incentive Plan and the Company is obligated to indemnify (to the extent permitted under Bermuda law and the Bye-Laws of the Company) and hold harmless the Compensation Committee against costs, expenses or liabilities arising out of administration of the Equity Incentive Plan. The Company’s indemnity and hold harmless does not apply if the Compensation Committee’s action, omission or determination was taken in bad faith and without reasonable belief that it was in the best interests of the Company.
The Equity Incentive Plan permits the Compensation Committee to delegate certain of its authority to officers of the Company or other persons.

Eligibility
Participation in the Equity Incentive Plan is limited to non-employee directors of the Company and employees of the Company and its subsidiaries. The Company currently has 8 non-employee directors and approximately 825 employees.
Shares Reserved for Issuance
The total number of the Company’s ordinary shares available for future issuance under the Equity Incentive Plan as of March 10, 2011 is 2,249,737 shares. The total number of ordinary shares reserved for issuance under the Equity Incentive Plan is subject to adjustment for certain transactions, such as stock splits or share dividends. Ordinary shares reserved for issuance under the Equity Incentive Plan are authorized but unissued shares. If outstanding equity incentive awards granted under the Equity Incentive Plan are surrendered in an exercise, withheld by the Company for the payment of applicable taxes upon vesting, lapse, terminate or expire for any reason without being wholly exercised or converted into ordinary shares, the ordinary shares allocable to the unexercised portion of the equity incentive award become available for issuance under the Equity Incentive Plan. The grant of tandem SARs does not reduce the number of available ordinary shares available under the Equity Incentive Plan. However, the exercise of any equity incentive award granted in tandem with any other equity incentive award does result in both equity incentive awards being cancelled and not available for future issuance under the Equity Incentive Plan.
Equity Compensation Plan Information
The table below shows the number of securities to be issued, the weighted average exercise price of those securities and the number of securities available under the Company’s equity incentive plans as of December 31, 2010.

Number of securities remaining
	Number of securities to be	Weighted-average exercise	available for future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options, warrants	options, warrants and	(excluding securities reflected in the
Plan category	and rights	rights (1)	first column)
Equity compensation plans approved by security holders	4,283,768	$13.93	2,394,569
Equity compensation plans not approved by security holders	—	—	—

Total	4,283,768	$13.93	2,394,569

(1)	Weighted average exercise price does not include $0 exercise price of 20,591 restricted share units included in the number of securities to be issued upon exercise.
As of December 31, 2010, the Company had 1,277,651 stock options outstanding with a weighted-average exercise price of $16.41 and a weighted-average remaining term of 1.12 years as well as 980,212 full-value restricted shares and restricted share units outstanding. The Company granted 532,964, 306,820 and 515,792 full-value restricted shares under the Equity Incentive Plan in 2010, 2009 and 2008, respectively. No other equity incentives were granted under the Equity Incentive Plan during the years ended December 31, 2010, 2009 and 2008. As of December 31, 2010, the Company had 2,254,016 share or share equivalents available for grant under the Equity Incentive Plan.

Award Limitations
The Company cannot grant to any individual employee options or stock appreciation rights convertible into more than 500,000 ordinary shares during a fiscal year. In addition, the Company cannot grant to any individual employee more than 250,000 restricted shares, restricted share units or other full value equity incentive awards during a fiscal year. If an equity incentive award is subject to a performance period greater than one fiscal year, the maximum number is equal to the above yearly limits multiplied by the number of years in the performance period. The maximum number of equity incentive awards the Company can grant to any individual employee shall be subject to adjustment for certain transactions, such as stock splits or share dividends.
Director Equity Incentive Awards
As proposed to be amended, the Equity Incentive Plan provides the Compensation Committee with the discretion to grant equity incentive awards to non-employee directors of the Company from time to time. The Compensation Committee would have the ability to grant stock options, SARs, tandem SARs, restricted shares, restricted share units, share bonuses and other forms of equity incentive awards. Other than share bonuses, each equity incentive granted to non-employee directors would continue to be subject to a minimum vesting period of one year.
The number of stock options or restricted shares to be granted to non-employee directors under the Equity Incentive Plan would continue to be subject to adjustment for certain transactions, such as stock splits or share dividends.
Types of Awards
The Equity Incentive Plan provides for the grant of non-qualified and incentive stock options, SARs, tandem SARs, restricted shares, restricted share units, share bonuses and other forms of equity incentive awards.
Stock Options. Each stock option entitles the holder to acquire the Company’s ordinary shares upon payment of the applicable exercise price. The exercise price of stock options must be equal to or greater than the fair market value of the Company’s ordinary shares on the date the option is granted. Stock options granted under the Equity Incentive Plan will be treated as non-incentive stock options unless, as of the date of grant, they are expressly designated as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The Compensation Committee may establish the term of each stock option, up to a maximum of 10 years from the date of grant. The exercise price of a stock option may not be decreased after the date of grant, except for adjustments made for dilutive or similar events or with prior shareholder approval. Further, no outstanding stock option may be surrendered to the Company as consideration for cash, restricted shares or the grant of a new stock option with a lower exercise price, except for the issuance of equity incentive awards in connection with the acquisition of another entity, adjustments made for dilutive or similar events or with prior shareholder approval.
SARs. Each SAR, or share appreciation right, entitles the holder upon exercise to receive ordinary shares or cash equal to the excess of the ordinary share price on the date of exercise of the SAR over the ordinary share price on the date of grant. The base price above which appreciation is to be measured for SARs must be equal to or greater than the fair market value of the Company’s ordinary shares on the date of grant of the SAR. The Compensation Committee may establish the term of each SAR, up to a maximum of 10 years from the date of grant. The base price of an SAR may not be decreased after the date of grant, except for adjustments as a result of dilutive or similar events or with shareholder approval. Further, no outstanding SAR may be surrendered to the Company as consideration for cash, restricted shares or the grant of a new SAR with a lower base price, except for the issuance of equity incentive awards in connection with the acquisition of another entity, adjustments made for dilutive or similar events or with prior shareholder approval.

Restricted Shares and Restricted Share Units. Restricted shares are ordinary shares of the Company that may not be traded or sold until a predetermined date set by the Compensation Committee and that must be forfeited by the holder if certain conditions are not met prior to the predetermined date. A restricted share unit is an unfunded and unsecured promise, denominated in the Company’s ordinary shares, to deliver ordinary shares or cash measured by the fair market value of the Company’s ordinary shares in the future. As with restricted shares, restricted share units are subject to forfeit by the holder in the event certain conditions are not met prior to a predetermined date set by the Compensation Committee.
Directors or employees who hold restricted shares will have voting rights and the right to receive dividends paid on the Company’s ordinary shares. Holders of restricted share units will have no ownership interest in the ordinary shares to which the restricted share units relate until the vesting and conversion of such restricted share units. The Compensation Committee may permit the payment of dividends or the crediting of dividend equivalents to a non-employee director or employee holding restricted share units. However, dividends or dividend equivalents granted in connection with a performance-based restricted share or restricted share unit must be held in escrow until all restrictions on the applicable performance-based restricted shares or restricted share units have been released upon the attainment of all applicable performance goals.
Performance Based Restricted Shares and Restricted Share Units. In addition to or in lieu of conditioning the vesting of restricted shares or restricted share units based upon continued employment of the recipient or the passage of time, the Compensation Committee may condition vesting of restricted shares or restricted share units on the attainment of one or more performance goals. The performance goals are set by the Compensation Committee prior to the grant of the restricted shares or restricted share units and are based on one or more of the following criteria:
•	return on shareholder equity;

•	earnings per Ordinary Share;

•	growth in book value per Ordinary Share;

•	growth in price to book value per Ordinary Share;

•	net income (before or after taxes);

•	gross premiums written or net premiums written;

•	return on assets;

•	return on capital;

•	return on investment;

•	investment income;

•	increase in share price;

•	total shareholder return;

•	portfolio yield;

•	loss ratio;

•	underwriting ratio;

•	general and administrative expense ratio;

•	combined ratio;

•	market share;

•	strategic goals; or

•	any combination of, or a specified increase in, any of the foregoing.

The performance based restricted shares and restricted share units are intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code. As a result, any performance goal must be objective and there must be substantial uncertainty whether the performance goal can be attained at the time it is established by the Compensation Committee.
Share Bonuses. Share bonuses are grants of unrestricted ordinary shares of the Company delivered to employees in lieu of cash annual incentive compensation. The Compensation Committee has the discretion to determine the amount, timing and recipients of any share bonuses.
Other Awards. The Compensation Committee may grant employees other equity incentive awards that are valued in whole or in part by reference to, or otherwise based on, ordinary shares.
The Compensation Committee has the authority to determine the recipients of the other equity incentive awards, the number of such awards to be granted and the terms and conditions of these awards. Other equity incentive awards must comply with applicable law and the provisions of the Equity Incentive Plan, including restrictions on the exercise price and minimum vesting periods.
Effect of Change in Control. If a change in control of the Company (as defined in the Equity Incentive Plan) occurs, the successor company assumes the outstanding equity incentive awards and an employee’s or director’s employment with the Company is terminated within 24 months following the change in control, then all outstanding equity incentive awards fully vest and become immediately exercisable in full at the date of termination of employment. If a change in control of the Company occurs and the successor company does not assume or substitute for the outstanding equity incentive awards, then all outstanding equity incentive awards fully vest and become immediately exercisable in full at the time of the change in control. The Compensation Committee may, for one or more of the individual participants in the Equity Incentive Plan, further restrict the circumstances in which the outstanding equity incentive awards vest following a change in control.
Effect of Death or Disability. In the event an employee or director dies or becomes disabled while in the employ or serving as a director of the Company (or within 30 days of his or her departure from the Company other than for cause), all unvested equity incentive awards shall continue to vest for two years. In such event, the employee or director (or his or her successors, heirs or assigns) shall be able to exercise or convert all vested equity incentive awards for 27 months after the last day of service as an employee or director or until the equity incentive awards would otherwise expire, whichever comes first.
Effect of Retirement. In the event an employee reaches the age of 65 and has 5 or more years of service with the Company, all equity incentive awards which have not vested as of the date of such eligibility shall immediately vest. In such event, the employee shall be able to exercise such equity incentive awards for 12 months after the date the employee reaches retirement eligibility, or until the equity incentive awards would otherwise expire, whichever comes first.
Effect of Termination of Employment. In the event an employee’s or director’s service with the Company ends other than within the 24 months following a change in control or as a result of the employee’s or director’s death, disability or retirement, the employee’s or director’s unvested equity incentive awards will terminate immediately and the employee will have up to 90 days, and the director will have up to one year, following the end of his or her service with the Company to exercise any vested equity incentive awards.
Transferability of Awards. Unless otherwise provided by the Compensation Committee, equity incentive awards granted under the Equity Incentive Plan may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except in the event of a recipient’s death, by will or the laws of descent and distribution.

Adjustment Provisions. In the event of a share dividend, share split, recapitalization, reorganization, amalgamation, merger, consolidation, combination, exchange, liquidation, spinoff, distribution to holders of Ordinary Shares other than a regular cash dividend or other change in the Company’s capital structure, the Compensation Committee shall make an adjustment or substitution as to the number, price or kind of ordinary shares or other consideration to be delivered upon conversion or exercise of outstanding equity incentive awards, and the aggregate number and class of securities available for issuance under the Equity Incentive Plan. The Compensation Committee has the same adjustment right in the event there is a change in applicable laws or a change in circumstances which results in or would result in a substantial dilution or enlargement of the rights of the directors or employees participating under the Equity Incentive Plan or interferes with the intended operation of the Equity Incentive Plan.
Effective Date and Term of the Equity Incentive Plan. The Equity Incentive Plan became effective as of May 9, 2007. If approved by the Company’s shareholders, the proposed amendment to the Equity Incentive Plan will become effective as of the date of such approval. The Equity Incentive Plan will continue in effect until May 9, 2017, after which the Company will not issue any new equity incentive awards under the Equity Incentive Plan.
Amendment or Termination of the Equity Incentive Plan. The Board of Directors may at any time terminate the Equity Incentive Plan, and, with the express written consent of the holder of an equity incentive award, the Compensation Committee may cancel or reduce or otherwise alter the recipient’s outstanding equity incentive awards. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Equity Incentive Plan in whole or in part, subject to approval of the Company’s shareholders as required by applicable regulation.
New Plan Benefits. To the extent that the number of eligible non-employee directors of the Company is subject to change and the Compensation Committee may determine the amount and types of equity incentive awards from time to time, the future benefits under the Equity Incentive Plan are not determinable. Please refer to the “Compensation of Directors” table to review equity and equity-based awards made to our non-employee directors in 2010.
Federal Income Tax Consequences of the Equity Incentive Plan
Set forth below is a discussion of certain United States federal income tax consequences with respect to equity incentive awards that may be granted pursuant to the Equity Incentive Plan. The following discussion is a brief summary only and is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to non-employee directors or employees, referred to in this discussion as ‘‘holders,’’ participating in the Equity Incentive Plan. For a complete statement of all relevant federal tax consequences, reference should be made to the Internal Revenue Code and the regulations and interpretations issued thereunder. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Equity Incentive Plan. There can be no assurance that the U.S. federal income tax consequences of the operation of the Equity Incentive Plan will not be altered by future changes in the law, or by subsequent rulings or regulations issued by the U.S. Internal Revenue Service or other government agencies.
Nonqualified Stock Options. In general, no taxable income is realized by a holder upon the grant of a nonqualified stock option. However, under Section 83 of the Internal Revenue Code, the recipient may make a so-called “83(b)” election at the time of receipt of the equity incentive award to recognize taxable income at that time. Upon exercise of a nonqualified stock option, the holder generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares issued to the holder pursuant to the exercise of an option (‘‘Option Shares’’) at the time of exercise over the exercise price paid for the Option Shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

In the event of a subsequent sale of Option Shares received upon the exercise of a nonqualified stock option, any appreciation after the date on which taxable income is realized by the holder in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the director’s or employee’s basis in such Option Shares. The holder’s basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the holder upon exercise of the nonqualified stock options.
Incentive Stock Options. In general, an employee realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the employee. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the employee (and a deduction to the Company) equal to the value of the ordinary shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the employee does not dispose of the shares until after the expiration of these one and two year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction. In general, an incentive stock option that is exercised by the employee more than three months after termination of employment is treated as a non-incentive stock option. Incentive stock options are also treated as non-incentive stock options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.
Stock Appreciation Rights. In general, no taxable income is realized by an employee upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, the employee generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the cash received by the employee over the exercise price paid under the stock appreciation right. At the time the employee recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.
Incentive Awards Subject to a Substantial Risk of Forfeiture. If ordinary shares subject to an equity incentive award are non-transferable and subject to a substantial risk of forfeiture, the holder generally will not recognize income (and the Company will not become entitled to a tax deduction) until the ordinary shares become transferable or not subject to a substantial risk of forfeiture (whichever occurs first), and the amount of income (or deduction) will be equal to the excess of (a) the fair market value of the shares on the date income is recognized over (b) the amount, if any, paid for the ordinary shares by the holder. However, under Section 83 of the Internal Revenue Code, the recipient may make a so-called ‘‘83(b)’’ election at the time of receipt of the equity incentive award to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the holder.
Incentive Awards That Are Not Subject to a Substantial Risk of Forfeiture. With respect to equity incentive awards that are settled either in cash or in ordinary shares that are not subject to a substantial risk of forfeiture, at the time of settlement the employee will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any ordinary shares received (determined as of the date of settlement) over (b) the amount, if any, paid for the ordinary shares by the employee. The Company generally will be entitled to a tax deduction in the same amount.

Section 162(m) Limitations. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent such compensation exceeds $1 million. For this purpose, a covered employee means the Company’s chief executive officer and any additional employee whose compensation is required to be disclosed to shareholders by reason of being one of the Company’s four highest compensated officers (other than the chief executive officer). It is possible that compensation attributable to equity incentive awards under the Equity Incentive Plan to a covered employee, when combined with all other types of compensation received by the covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain types of compensation, however, including so-called ‘‘performance-based compensation,’’ are disregarded for purposes of the deduction limitation. Compensation attributable to stock options and stock appreciation rights awarded under the Equity Incentive Plan that have an exercise price or base amount not less than the fair market value of the ordinary shares on the grant date should qualify as performance-based compensation under the Equity Incentive Plan. Compensation attributable to performance-based restricted shares and performance-based restricted share units has also been structured to qualify for the performance-based compensation exclusion to the $1 million deduction limitation. At this time, only certain of the Company’s subsidiaries are subject to taxation in the United States, and thus the Company does not have the ability to fully utilize the deduction of compensation paid to its employees, its U.S.-based subsidiaries are subject to taxation in the United States and hence are able to utilize the deductions as permitted under the rules of the Internal Revenue Service.
Withholding Payments. Upon the grant, exercise, release of restrictions or settlement of or in respect of an equity incentive award, the Company may be required to withhold U.S. federal income or employment tax on behalf of the holder holding the equity incentive award. In that case, the Compensation Committee may, in its discretion, permit the holder to satisfy the income or employment tax withholding obligations by (a) the payment of cash by the holder, (b) the holder electing to reduce the number of ordinary shares delivered upon conversion or exercise of an equity incentive award or (c) the director or employee electing to tender ordinary shares back to the Company.
Section 409A. Section 409A, added to the Internal Revenue Code at the end of 2004 by the American Jobs Creation Act of 2004, made significant changes to the historic tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A results in income deferred being considered current income, along with interest and a significant tax penalty. Generally, options and SARs with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted shares will not be considered deferred compensation if such awards do not include any other feature providing for deferral of compensation. The tax discussion above assumes that the awards granted under the Equity Incentive Plan are in fact exempt from Section 409A. Failure to follow the provisions of Section 409A can result in taxation to the recipient of a 20% excise tax and interest on the taxable amount and, depending on the state, additional state taxes.
Accounting Treatment
Under FASB ASC Topic 718, Stock Compensation, the Company is required to measure the cost of employee services received in exchange for share-based payments, including stock options, stock appreciation rights, restricted share awards and restricted share units, in the financial statements based on the grant date fair value of the equity incentive award. For purposes of determining the amount of compensation cost to be recognized, the fair value of an equity incentive award at its grant date is estimated using various factors and assumptions that include the exercise price of the equity incentive award, the market price of the underlying ordinary shares, the expected term of the equity incentive award, the expected volatility of the Company’s ordinary shares and other factors. That cost will be recognized over the period during which an employee is required to provide service in exchange for the equity incentive award. No compensation cost is recognized by the Company if the employee does not render the requisite service and, therefore, the equity incentive award is forfeited prior to vesting.

Proposal No. 6 — Amendment of the Employee Share Purchase Plan
We are asking shareholders to approve the amendment of the Company’s Employee Share Purchase Plan (the “Share Purchase Plan”) to increase the number of ordinary shares authorized for issuance under the Share Purchase Plan by 200,000 shares (from 200,000 shares to 400,000 shares).
We adopted the Share Purchase Plan so we could offer employees of the Company and eligible subsidiaries the opportunity to purchase the Company’s ordinary shares at a discounted price as an incentive for continued employment. Since the adoption of the Share Purchase Plan in 2005, the number of the Company’s employees has increased from approximately 280 employees to approximately 825 employees. The Share Purchase Plan is a critical component of our efforts to continue to attract and retain qualified employees. We are proposing an increase in the number of shares authorized and reserved for issuance under the Share Purchase Plan to enable us to continue providing this benefit to new and current employees. The Share Purchase Plan has a 10 year term, which expires in October 2015. The Share Purchase Plan is described below and a copy of the proposed amendment to the Share Purchase Plan is attached to this proxy statement as Appendix B.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT OF THE EMPLOYEE SHARE PURCHASE PLAN.
Share Purchase Plan Background
The Share Purchase Plan was adopted in its current form on October 26, 2005. The Compensation Committee administers the Share Purchase Plan and is responsible for interpreting its provisions. In February 2010, the Compensation Committee approved the amendment of the Share Purchase Plan, subject to shareholder approval, to increase the number of the Company’s ordinary shares authorized for issuance under the Share Purchase Plan by 200,000 shares (from 200,000 shares to 400,000 shares). We are asking shareholders to approve the addition of 200,000 shares in this Proposal 6.
As of December 31, 2010, there were 69,325 ordinary shares available for future purchases under the Share Purchase Plan, not including the 200,000 shares for which we are seeking shareholder approval. The closing price of the Company’s ordinary shares on the New York Stock Exchange on March 10, 2011 was $[ ] per share.
Description of Material Terms of the Share Purchase Plan
The following is a summary of the key provisions of the Share Purchase Plan, assuming that stockholders approve this Proposal No. 6. This summary does not purport to be a complete description of all the provisions of the Share Purchase Plan. The Share Purchase Plan is described below and a copy of the proposed amendment to the Share Purchase Plan is attached to this proxy statement as Appendix A.
Administration of the Share Purchase Plan
The Share Purchase Plan is administered under the direction of the Compensation Committee (or in the absence of the Compensation Committee, by the Board), which is composed of members not eligible to participate in the Share Purchase Plan. The Compensation Committee is appointed by the Board from its members, none of whom are employees of the Company. The Compensation Committee serves at the pleasure of the Board and its members may thus be removed or replaced by action of the Board at any time. The Compensation Committee determines questions about participation and is empowered to adopt rules and regulations concerning the administration and interpretation of the Share Purchase Plan. The Company pays all transfer or original issue taxes with respect to the issuance of shares pursuant to the Share Purchase Plan, and all other fees and expenses necessarily incurred by the Company in connection with the administration of the Share Purchase Plan.

Eligibility
Employees (including officers who are employees) of the Company and certain of its subsidiaries who have been regularly employed by the Company or its subsidiaries for at least five months and whose customary employment is more than 20 hours per week are eligible to participate in the Share Purchase Plan. However, no employee has the ability to participate in the Share Purchase Plan if (i) he or she would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company, or (ii) the value of the shares to be purchased under the Share Purchase Plan on the date the option is granted exceeds twenty-five thousand dollars (U.S.$25,000) for any calendar year in which such option would be outstanding at any time. As of December 31, 2010, there were approximately 696 employees of the Company and its subsidiaries eligible to participate in the Share Purchase Plan.
Shares Authorized for Issuance
If the proposed amendment to the Share Purchase Plan is adopted, the aggregate number of the Company’s ordinary shares authorized for issuance under the Share Purchase Plan will be 400,000 shares, subject to adjustment for certain transactions, of which 269,325 would be available for future purchase. Such shares will be authorized but unissued shares.
Purchases under the Share Purchase Plan
The Share Purchase Plan is divided into a series of purchase periods, the duration of which is determined from time to time by the Board. The Board has to date determined that purchase periods under the Share Purchase Plan are to be 3 months long. Purchase periods have to date commenced at the beginning of each calendar quarter and concluded on the last trading day of the quarter. An employee is able to purchase the number of full and fractional ordinary shares which may be purchased with his or her accumulated payroll deductions as of the last date of each purchase period. The minimum and maximum number of ordinary shares an employee is entitled to purchase during his or her participation in the Share Purchase Plan depends on an employee’s gross pay throughout that period, the payroll deductions the employee requests and the market value of the Company’s ordinary shares on the purchase date. An employee may elect to have deducted from his or her paycheck a minimum of one percent (1%) and a maximum of ten percent (10%) of his or her gross salary.
Price
Unless a higher price is designated by the Compensation Committee, the purchase price per share is 85% of the fair market value of the Company’s ordinary shares on the last day of the purchase period. Fair market value is determined by the closing price per ordinary share as reported on the New York Stock Exchange on or immediately preceding the last calendar day of the purchase period.
Termination of Participation
An employee may withdraw from the Share Purchase Plan at any time up to ten days prior to the purchase date in any purchase period. If an employee chooses to withdraw, that employee may not participate in the Share Purchase Plan until one year from the date of his or her withdrawal.
An employee’s participation in the Share Purchase Plan automatically ceases upon the date of his or her death, termination of employment or retirement and the amount credited to the employee’s account is returned to him or her or his or her estate. Shares purchased pursuant to the Share Purchase Plan belong to the employee upon purchase and are not forfeitable for any reason.

Transferability of Employee Rights under the Share Purchase Plan
An employee’s options to purchase shares under the Share Purchase Plan cannot be sold or given to any other person and may be exercised only by the employee. No additional options to purchase shares are granted or remain in effect under the Share Purchase Plan if an employee dies or leaves the employment of the Company.
Once each option to purchase shares under the Share Purchase Plan has been exercised, however, the shares become the exclusive property of the employee. At the time of purchase, an employee assumes the same rights and risks as other holders of ordinary shares and will receive dividends when and if declared by the Board. An employee will, however, be prohibited from selling or transferring his or her shares for one year from the purchase date as more fully described below in the section entitled “Restrictions on Resale of Ordinary Shares.”
Restrictions on Resale of Ordinary Shares
Certain executive officers of the Company who are affiliates of the Company may not sell ordinary shares issued upon exercise of options under the Share Purchase Plan except (1) pursuant to an effective registration statement under the U.S. Securities Act; (2) in compliance with Rule 144 under the Securities Act; or (3) in accordance with some other applicable exemption under the Securities Act. The Company has not filed nor does it presently intend to file a registration statement for the benefit of affiliates acquiring ordinary shares under the Share Purchase Plan.
Persons who are not deemed to be affiliates of the Company may sell ordinary shares received upon exercise of an option under the Share Purchase Plan pursuant to Section 4(1) of the Securities Act without restriction as to manner of sale or quantity. However, both affiliates and non-affiliates of the Company will be subject to the restriction in the Share Purchase Plan prohibiting the sale or transfer of shares for one year from the purchase date of those shares.
Duration of the Share Purchase Plan
The Share Purchase Plan is scheduled to expire on October 1, 2015. Appropriate adjustments will be made in the event of any change in the Company’s capital structure, such as share dividend, share split, recapitalization, reorganization, amalgamation, merger, consolidation exchange, liquidation or spinoff.
Amendment or Termination of the Share Purchase Plan
The Board may at any time amend or terminate the Share Purchase Plan, except that prior approval by the Company’s shareholders would be required in certain circumstances to comply with tax or securities laws. In the event the Share Purchase Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares at the end of the next offering period, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Share Purchase Plan that have not been used to purchase shares will be returned to the Share Purchase Plan participants.

Federal Income Tax Consequences of the Share Purchase Plan
Set forth below is a discussion of certain United States federal income tax consequences with respect to options to purchase shares issued pursuant to the Share Purchase Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Share Purchase Plan. There can be no assurance that the U.S. federal income tax consequences of the operation of the Share Purchase Plan will not be altered by future changes in the law, or by subsequent rulings or regulations issued by the U.S. Internal Revenue Service or other government agencies.
The Share Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code. Assuming such qualification, employees will not recognize any taxable income as a result of participating in the Share Plan or receiving ordinary shares of the Company purchased pursuant to the Share Purchase Plan. Employees may, however, be required to recognize taxable income as described below.
Time of Purchase
Amounts deducted from employee paychecks in order to purchase shares under the Share Purchase Plan are deducted on an after-tax basis. The purchase of shares under the Share Purchase Plan, however, is not itself a taxable event to an employee even though the employee pays less than fair market value for the shares (i.e., the “compensation” to the employee consisting of the difference between the fair market value and the purchase price the employee pays is not taxable at the time of purchase).
Sales of Shares Purchased Under the Share Purchase Plan
The sale of the shares purchased by an employee under the Share Purchase Plan is a taxable event. The tax treatment of the discount and/or any further profit received by the employee will depend on how long the employee holds the shares after purchasing them.
Generally, if an employee sells the shares after holding such shares for at least two years from the beginning of the offering period and one year from the end of the offering period (a “Qualifying Disposition”), the employee will pay tax only if the employee realizes a profit on the sale. If an employee sells the shares less than two years from the beginning of the offering period or one year from the end of the offering period (a “Disqualifying Disposition”), the employee will be taxed on the discount even if the employee does not sell the shares for a profit. In addition, the kind of tax an employee pays (i.e., ordinary income tax or capital gains tax) will depend upon the length of time the employee hold his or her shares prior to sale.
Qualifying Disposition
If an employee sells a share that he or she has held for at least two years from the beginning of the offering period and one year from the end of the offering period, the employee generally will have compensation income for the taxable year in which such disposition occurs, in an amount equal to the lesser of:
(i)	the excess of the amount realized from the disposition of the share at the time of disposition over the purchase price paid, (the employee’s profit, if any, on the sale of the shares, after taking into account the discounted purchase price) and

(ii)	a percentage of the fair market value of the shares on the beginning of the offering period for the option to which such disposed share relates equal to the percentage of the discount.

In addition, an employee will have a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the share and the tax basis for such share. In the case of a Qualifying Disposition, the basis of the share that is sold will be increased by an amount equal to the amount of an employee’s compensation income. This means that the amount taxed at capital gains rates is the excess of the amount on which an employee paid ordinary income rates.
The Company will not receive a deduction with respect to a Qualifying Disposition.
Disqualifying Disposition
If an employee sells a share that he or she has held for less than two years from the beginning of the offering period or one year from the end of the offering period, the employee generally will have compensation income (in the year of disposition) in an amount equal to the discount at the time of purchase, and capital gain or loss with respect to the difference between the amount realized and the employee’s basis in the share. An employee’s basis is the full value of the share at the time of purchase. An employee must also contact the Company within ten (10) days of such disposition. The Company will be entitled to a deduction on its income tax return for the full amount of the compensation income an employee receives from a Disqualifying Disposition.
Disposition Other than by Sale
A disposition two years or more after the beginning of the offering period and at least one year after the end of the offering period may result in tax, but the amount of the discount that is taxed as ordinary income will be limited to the lesser of the full amount of the discount or the amount by which the fair market value of the ordinary share at the time of disposition exceeds the purchase price an employee paid for the share.
Death of a Participant
Upon the death of an employee participating in the Share Purchase Plan prior to disposing of a share purchased under the Share Purchase Plan, the tax return for the year of death must include as ordinary income the lesser of the amount of the full discount or the amount by which the fair market value of the share at death exceeds the purchase price. If such an amount is required to be included in the tax return in the year of death, an estate tax deduction may be available to the estate of the deceased employee participant.
Dividends
Any dividends paid on shares purchased pursuant to the Share Purchase Plan must be reported as ordinary income in the year received.
Aggregate Purchases Under the Share Purchase Plan
Since inception through December 31, 2010, employees have purchased 130,675 ordinary shares under the Share Purchase Plan. Non-employee directors are not eligible to participate in the Share Purchase Plan.
New Share Purchase Plan Benefits
If this proposal is adopted at the Annual General Meeting of Shareholders, certain officers of Endurance will be entitled to participate in the Share Purchase Plan, subject to the restrictions described under “Description of Material Terms of the Share Purchase Plan — Eligibility” above. To the extent that the number of eligible officers, and the officers electing to participate, is subject to change, the future benefits under the Share Purchase Plan are not determinable.

Proposal No. 7 — Decrease the Size of the Board of Directors
Decreased Size of the Board of Directors
The Company’s Bye-Law 94 requires that the Board of Directors be comprised of not less than two and no more than twenty directors. The current size of the Board of Directors is fixed at 15 directors. Pursuant to Bye-Law 95, the Board of Directors has unanimously determined that the size of the Board of Directors should be decreased from 15 to 14 members and has recommended that the Company’s shareholders vote to approve the decrease in the size of the Board. With the sale of the last of its founding shareholders to continue to hold ordinary shares this year and the termination of the accompanying contractual rights to board membership, the Board has concluded that a slightly smaller Board would be beneficial to the governance of the Company. With the election of all of the proposed directors to the Board at the current Annual General meeting, there will be 12 members of the Board. The remaining two Board seats are reserved for the contractual rights of the Company’s outstanding preferred shares. The Board believes 14 directors allows ample opportunity for the Board to be comprised of a diverse membership which provides for full representation of the interests of the Company’s shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE DECREASE IN THE SIZE OF THE BOARD OF DIRECTORS.
BOARD OF DIRECTORS
Information Concerning Continuing Directors
Class I: Term Expires at the 2012 Annual General Meeting
Steven W. Carlsen, 54, has been a director of the Company since February 2006 and currently serves as a member of the Investment, Risk and Underwriting Committees of the Board. Mr. Carlsen is President of Shadowbrook Advising Inc., a consulting firm providing advisory and analytical services to insurance and reinsurance companies as well as to private equity and hedge fund groups investing in these areas. Prior to retiring from Endurance and reactivating his consulting practice in 2006, Mr. Carlsen was a founding member of Endurance, helping to raise the initial capital with Mr. LeStrange in 2001. He served at various times as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of its U.S. reinsurance subsidiary. Until June 1, 2008, Mr. Carlsen provided Endurance with underwriting and operating services on a part-time basis as a consultant. Mr. Carlsen began his career as a property facultative underwriter in 1979 and later as a treaty account executive for Swiss Reinsurance Company. He joined NAC Re in 1986, ultimately heading their Property and Miscellaneous Treaty Department (which included aviation, marine, surety and finite business). He managed NAC Re’s retrocessions and was involved in the formation of their U.K. company. In 1994, Mr. Carlsen left NAC Re to join CAT Limited as their Chief Underwriter-North America and in 1997 was co-founder of CAT Limited’s finite insurer, Enterprise Re. From 1999 until he joined the Company in 2001, Mr. Carlsen worked as a consultant, principally with three Morgan Stanley Private Equity insurance ventures and the Plymouth Rock Group. Mr. Carlsen is currently enrolled as a full-time student at Fordham University’s Graduate School of Arts and Sciences, where he is pursuing a Ph.D. in Economics.
We believe Mr. Carlsen’s qualifications to serve as a director of Endurance Bermuda include Mr. Carlsen’s extensive industry knowledge and experience, as well as his previous service as a founder of the Company and as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of the Company’s U.S. reinsurance subsidiary, which are valuable to the Board’s understanding of Endurance Bermuda’s and the Company’s operations.

David Cash, 46, has been a director of the Company since May 2010. Mr. Cash’s biographical information and qualifications are included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”
William M. Jewett, 53, has served as a director since of the Company since May 2010. Mr. Jewett’s biographical information and qualifications are included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”
William J. Raver, 63, has been a director since May 2006 and currently serves as Chairman of the Investment Committee and as a member of the Audit and Risk Committees of the Board. From July 2006 through January 2008, Mr. Raver served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust (“NRRIT”) where he led a twenty person staff, overseeing investment activity of the trust fund established by Federal legislation in 2001 to manage certain defined benefit retirement assets of the U.S. railway industry, then totaling $30 billion. From 1997 until he joined NRRIT in 2006, Mr. Raver was with Verizon Investment Management Corporation, most recently as Chief Operating Officer. In this role, he shared investment responsibility for $65 billion of Verizon retirement and savings plan assets and was the officer in charge of trust fund financial reporting and fiduciary functions. From 1994 to 1997, Mr. Raver was Senior Vice President, Chief Administrative Officer, and Director of Research at Evaluation Associates, an investment consulting firm. His earlier career includes senior level positions in corporate treasury with Young & Rubicam, Cadbury Schweppes, Stauffer Chemical and Avon Products. Mr. Raver currently serves on a number of investment advisory boards.
We believe Mr. Raver’s qualifications to serve as a director of Endurance include Mr. Raver’s extensive experience as an investment manager provides the Board and management valuable insight and guidance on managing the Company’s own investment portfolio and helps balance the industry experience of many of the other members of the Company’s Board.
Class II: Term Expires at the 2013 Annual General Meeting
John T. Baily, 67, has been a director since August 2003 and currently serves as Chairman of the Audit Committee, co-Chairman of the Risk Committee and as a member of the Investment Committee of the Board. Mr. Baily was formerly President of Swiss Re Capital Partners, where he worked from 1999 to 2002. Prior to joining Swiss Re, Mr. Baily was a partner at PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand) for 23 years, serving as the head of the Coopers & Lybrand Insurance Practice Group for 13 years. Mr. Baily also serves on the boards of directors of Golub Capital BDC, RLI Corp. and Albright College and was a director of NYMAGIC, Inc, from 2003 through 2010 and Erie Indemnity Company from 2003 through 2008. Mr. Baily is a graduate of both Albright College (cum laude, BS, Economics) and the University of Chicago (MBA), has served on the board of Coopers & Lybrand and as Chairman of the AICPA Insurance Companies Committee.
We believe Mr. Baily’s qualifications to serve on our Board include Mr. Baily’s more than thirty years of experience in the insurance industry, his extensive accounting knowledge and his membership on the board of directors of other publicly traded insurance companies, which allow him to provide invaluable insight and guidance to our Board on accounting, risk management and industry issues.
Norman Barham, 69, has been a director since August 2004 and currently serves as a member of the Compensation, Risk and Underwriting Committees of the Board. Mr. Barham was Vice Chairman and President of Global Operations of Marsh, Inc., the largest diversified insurance brokerage and risk management services company in the world, from 1997 to 2000. Prior to joining Marsh, Inc., Mr. Barham held numerous senior management roles in various parts of Johnson & Higgins from 1975 to 1997, prior to the merger of Johnson & Higgins and Marsh & McLennan Companies, including President, Chief Technical Officer and Head of Global Property Insurance. Mr. Barham currently serves on the board of directors of Queens College and Frenchman’s Creek. Mr. Barham was chairman of the board of directors of Coral Insurance Company (“Coral”), a Florida domiciled property casualty insurance company, from 2004 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral.

We believe Mr. Barham’s qualifications to serve on our Board include Mr. Barham’s more than thirty years of experience in the insurance brokerage industry, particularly the numerous senior management roles held during his career, which provide him with unique insights that are particularly valuable to the Board, given the Company’s significant use of brokers in both its insurance and reinsurance businesses issues.
Galen R. Barnes, 64, has been a director since May 2004 and currently serves as Chairman of the Underwriting Committee, co-Chairman of the Risk Committee and as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Barnes was formerly President and Chief Operating Officer of Nationwide Mutual Insurance, where he worked from 1975 to 2003. Mr. Barnes held numerous senior and general management roles in various parts of the Nationwide organization, having previously been President of Nationwide Property and Casualty Affiliates, and President and Chief Operating Officer of Wausau Insurance. Mr. Barnes has also served on the board or committees for the Insurance Services Office, the Alliance of American Insurers, National Council on Compensation Insurance, and as a member of the Property and Casualty CEO Roundtable. Mr. Barnes received his Fellowship in the Casualty Actuarial Society in 1977. He serves as a board member of unaffiliated World Financial Capital Bank of Salt Lake City, Utah. His voluntary directorships include Ohio Dominican University and the Self Insurance Board of The Ohio State University.
We believe Mr. Barnes’ qualifications to serve on our Board include Mr. Barnes’ expertise as an actuary and his service as President and Chief Operating Officer of one of the largest primary insurance companies in the United States, as well as his more than thirty years of experience in the insurance industry and service on a variety of industry boards and committees.
Board Responsibilities and Leadership Structure
The Board oversees management’s performance on behalf of the Company’s shareholders. The Board’s primary responsibilities are (1) to select, oversee and determine compensation for the Chief Executive Officer who, with senior management, runs the Company on a day-to-day basis, (2) to monitor management’s performance to assess whether the Company is creating value for the Company’s shareholders in an effective, efficient and ethical manner and (3) to periodically review the Company’s long-range plan, business initiatives, capital management and budget matters.
The Board appoints the Chairman of the Board, who may be a former officer of the Company if the Board determines that it is in the best interests of the Company and its shareholders. The roles of Chairman of the Board and Chief Executive Officer may be held by the same person or may be held by different people. However, if the Chairman is also the Chief Executive Officer, then the Board has determined that it will appoint a lead independent director (the “Lead Director”).
Until March 2010, the positions of Chairman of the Board and Chief Executive Officer were both held by Mr. LeStrange. From March 2010 to March 2011, Mr. LeStrange only held the position of Chairman of the Board. William H. Bolinder was elected and served as the Lead Director from November 2006 to March 2011.
As of March 2011, Mr. Bolinder was elected to the position of Chairman of the Board. David Cash will continue in the role of Chief Executive Officer. The Board believes that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate at this time as it allows our Chief Executive Officer to continue to focus primarily on management and strategy responsibilities, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer. The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as necessary. The independent directors also meet in executive session without management present. With respect to executive sessions of the independent directors, the independent directors may from time to time designate an independent director to serve as presiding director to chair these sessions. In addition, the presiding director may advise the Chairman of the Board with respect to agendas and information to be provided to the Board and may perform such other duties as the Board may from time to time delegate to assist it in fulfilling its responsibilities. The Board has delegated certain responsibilities and authority to the committees described below. Committees report regularly on their activities and actions to the full Board.
Role of the Board of Directors in Risk Management
Risk Committee Oversight
The Board has administered its risk oversight of the Company through quarterly meetings of the Risk Committee, which meets with members of senior management, including representatives from the actuarial, claims, finance, internal audit, investment, legal and underwriting functions within the organization. The Risk Committee reviewed with senior management the Company’s enterprise risk management framework, with the purpose of:
•	identifying and managing the risks that threaten the Company and its solvency;

•	optimizing the Company’s risk based capital position;

•	monitoring the Company’s risk adjusted returns on capital; and

•	reviewing with management the Company’s underwriting, investment and operational volatility.
The Risk Committee has reviewed with management the methods utilized by the Company to identify and quantify risks associated with the Company’s business and operations and the Company’s established risk tolerances. In particular, the Risk Committee has monitored the Company’s capital position relative to internal standards and the requirements of the Company’s regulators and rating agencies and the Company’s liquidity relative to internal standards, established based upon a series of stress cash outflow scenarios.
Compensation Policies and Practices
When reviewing and approving the Company’s compensation programs, the Compensation Committee considers the relationship between such compensation programs and the Company’s risk management practices and risk taking incentives. We have designed our compensation plans, including our incentive compensation programs, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in the compensation programs available for our employees, including our executive officers:
•	Tangible Performance Metrics Based upon Company Performance — The Company’s compensation plans utilize metrics based upon the Company’s return on equity and change in book value plus dividends. The discretionary individual component of each employee’s incentive compensation declines to 25% for senior executives. The Chief Executive Officer’s compensation is determined solely on the Company’s return on equity and change in book value plus dividends.

•	Incentive Compensation Determined on a Company-Wide Basis — The Company’s annual and long-term incentive compensation are determined based on the Company’s overall performance and not upon the performance of any business unit, subsidiary, division or other subset of the Company.

•	A Balanced Mix of Compensation Components — The Company’s compensation program is designed to provide a balanced mix of salary, annual incentive compensation and long-term incentive compensation for our executive officers. Over the past three years, the senior executive officers of the Company received an average of 21% of their total compensation in base salary, 25% of their total compensation in annual incentive compensation, 43% of their total compensation in long-term incentive compensation and 11% in other compensation, principally employee benefits. The Company’s long-term incentive awards vest over four years. The Compensation Committee believes the mix of types of compensation delivered by the Company is not overly weighted toward a single form of compensation.

•	Upper Limits on Incentive Awards and Performance Metric — Each executive’s annual and long-term incentive awards are limited to a specific percentage of that executive’s base salary. The Chief Executive Officer’s maximum annual incentive award is 250% of his base salary and maximum long-term incentive award is 375% of his base salary. The maximum annual and long-term incentive awards for the Company’s other executive officers are also percentages of their respective base salaries, determined based upon the position held by the executive officers within the Company. In addition, in order to limit the incentive for excessive risk taking, the Compensation Committee establishes on an annual basis maximum absolute and relative performance thresholds, beyond which the Company is not obligated to deliver additional annual or long-term compensation to the Company’s executives.

•	Alignment of Shareholder and Management Interests — The majority of the Company’s long-term incentive awards to its executives are delivered in the form of restricted shares, which vest over a four year period. In addition, the Company has adopted share ownership guidelines, which require the Chief Executive Officer to hold Company shares having a value of at least five times the Chief Executive Officer’s base salary and which require other senior executive officers to hold Company shares having a value of at least two times such officers’ base salaries.
The Compensation Committee engaged F. W. Cook & Co., Inc. (“F.W. Cook”), its independent compensation consultant, to collaborate with the Company’s management to conduct an assessment of potential risks that may arise from our compensation programs. Based on this assessment, the Compensation Committee concluded that our compensation policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company.
The results of the reviews conducted by and on behalf of the Compensation Committee of the Company’s compensation practices did note that the Company currently does not have a broad policy for the recoupment of incentive compensation when such incentive compensation has been awarded to an executive and the Company’s financial statements are subsequently materially restated based upon circumstances such as fraud, intentional misconduct or gross negligence of that executive. It is the Compensation Committee’s intention, upon the establishment of the necessary rules to support a recoupment policy under the recently enacted Dodd-Frank Act, to develop and implement a policy providing for recovery of incentive compensation in excess of what would have been awarded to an executive under the restated financial statements.

Committees of the Board of Directors
The Board of Directors presently has the following standing committees: Audit, Compensation, Investment, Nominating and Corporate Governance, Risk and Underwriting. Except for the Investment Committee, the Risk Committee and the Underwriting Committee, on which Mr. Carlsen serves, each of the standing committees of the Board of Directors is comprised entirely of independent directors, as determined by the Board of Directors in accordance with New York Stock Exchange corporate governance standards (the “NYSE Corporate Governance Standards”). Each of the standing committees operates under a written charter adopted by the Board of Directors which is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary.
Below is a description of the composition, activities and meeting information of each of the standing committees of the Board of Directors:
Audit Committee. The Audit Committee currently is comprised of Messrs. Baily, O’Neill, Raver and Spass and is chaired by Mr. Baily. The Board of Directors has determined that all members of the Audit Committee are financially literate and that Mr. Baily is an “audit committee financial expert” as defined under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.
The Audit Committee (i) reviews internal and external audit plans and findings, (ii) reviews accounting policies and controls, (iii) recommends the annual appointment of auditors, (iv) reviews risk management processes and (v) pre-approves the Company’s independent auditors’ audit and non-audit services. The Audit Committee held four meetings during 2010.
Compensation Committee. The Compensation Committee currently is comprised of Messrs. Barham, O’Neill and Spass and is chaired by Mr. O’Neill. The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual incentive compensation and long-term incentive plans. The Compensation Committee held four meetings during 2010.
Investment Committee. The Investment Committee currently is comprised of Messrs. Baily, Carlsen and Raver and is chaired by Mr. Raver. The Investment Committee establishes investment guidelines and supervises the Company’s investment activity. The Investment Committee regularly monitors the Company’s overall investment results, reviews compliance with the Company’s investment objectives and guidelines, and ultimately reports the overall investment results to the Board of Directors. The Investment Committee held four meetings during 2010.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently is comprised of Messrs. Barnes, Bolinder and Spass and is chaired by Mr. Bolinder. The Nominating and Corporate Governance Committee nominates candidates for positions on the Board of Directors and establishes and maintains the Company’s corporate governance policies. The Nominating and Corporate Governance Committee held four meetings during 2010.
Risk Committee. The Risk Committee is currently comprised of all the members of the Audit and Underwriting Committees — Messrs. Baily, Barham, Barnes, Bolinder, Carlsen, O’Neill, Raver and Spass, and is co-chaired by Messrs. Baily and Barnes. The Risk Committee reviews and evaluates the Company’s risk management processes and procedures, as well as discusses, monitors and oversees the guidelines and policies that govern the process by which the Company assesses and manages exposure to risk. The Risk Committee held four meetings during 2010. For additional discussion regarding the Board’s role in the Company’s risk management process, please see “Role of the Board of Directors in Risk Management” above.
Underwriting Committee. The Underwriting Committee currently is comprised of Messrs. Barham, Barnes, Bolinder and Carlsen and is chaired by Mr. Barnes. The Underwriting Committee oversees the Company’s underwriting policies, procedures and guidelines. The Underwriting Committee held four meetings during 2010.

Director Nominee Process
In connection with each Annual General Meeting, and at such other times as it may become necessary to fill one or more seats on the Board of Directors, the Nominating and Corporate Governance Committee will consider in a timely fashion potential candidates for director that have been recommended by the Company’s directors, Chief Executive Officer (the “CEO”), other members of senior management and shareholders. The qualifications for potential candidates are described below and detailed in the Company’s Director Qualification and Nomination Policy. The procedures for submitting shareholder nominations of individuals for election at the 2012 Annual General Meeting are explained below. The Nominating and Corporate Governance Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential director candidates for its consideration. The Nominating and Corporate Governance Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating and Corporate Governance Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the CEO and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating and Corporate Governance Committee, other outside directors, the CEO and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the shareholders or named by the Board of Directors to fill a vacancy.
Shareholders of the Company wishing to nominate one or more individuals for election as directors must provide written notice to the Company at its registered office: Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. Such notice of nomination for the 2012 Annual General Meeting of Shareholders must be received by the Company not later than November [     ], 2011 and not earlier than October [     ], 2011. Submissions should include:
(i)	the name and address, as it appears in the register of shareholders, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	the name and address of each individual to be nominated;

(v)	any information relevant to a determination of whether the recommended candidate meets the criteria for Board of Directors membership described below;

(vi)	any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred;

(vii)	all other information relating to the recommended candidate that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act including, without limitation, information regarding (1) the recommended candidate’s business experience, (2) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by the recommended candidate and (3) material relationships or transactions, if any, between the recommended candidate and the Company’s management;

(viii)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(ix)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(x)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(xi)	if the recommending shareholder(s) has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the SEC’s rules;

(xii)	the signed consent of any such nominee to serve as a director, if so elected; and

(xiii)	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.
Director Qualifications
In November 2010, the Board adopted a Director Qualification and Nomination Policy (the “Director Nomination Policy”) to assist the Board and its Nominating and Corporate Governance Committee in the exercise of its responsibilities in connection with the nomination of candidates to serve as members of the Board. The personal characteristics, attributes, bases for evaluation, process for renomination of current directors and Endurance’s definition of “independence” for purposes of determining the independence of members of the Board are set forth in the Director Nomination Policy and are discussed below. The Director Nomination Policy is intended as a component of the framework within which the Board, assisted by the Nominating and Corporate Governance Committee, nominates candidates to serve as members of the Board.
Under the Director Nomination Policy, candidates for the Board of Directors should possess personal characteristics consistent with those who:
•	have demonstrated high ethical standards and integrity in their personal and professional dealings;

•	possess high intelligence and wisdom;

•	are financially literate (i.e., who know how to read a balance sheet, an income statement, and a cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance);

•	ask for and use information to make informed judgments and assessments;

•	approach others assertively, responsibly, and supportively, and who are willing to raise tough questions in a manner that encourages open discussion; and/or

•	have a history of achievements that reflect high standards for themselves and others, while retaining the flexibility to select those candidates whom it believes will best contribute to the overall performance of the Board of Directors.
In addition, under the Director Nomination Policy, candidates for the Board of Directors should have one or more of the following attributes:
•	a record of making good business decisions;

•	an understanding of management “best practices”;

•	relevant industry-specific or other specialized knowledge;

•	a history of motivating high-performing talent; and

•	the skills and experience to provide strategic and management oversight, and to help maximize the long-term value of the Company for its shareholders.

Under the Director Nomination Policy, the evaluation of any potential candidate considers the following factors:
•	independence and potential conflict issues;

•	whether any candidate has special interests that would impair his or her ability to effectively represent the interests of all shareholders;

•	the candidates’ current occupations and the number of other boards of directors on which they serve in determining whether they would have the ability to devote sufficient time to carry out their duties as directors; and

•	the candidates’ contribution to a heterogeneous Board of Directors whose attributes are diverse in viewpoint, professional experience, education, skill and other individual qualities.
The composition of the current Board includes directors with diverse backgrounds, including seasoned insurance and reinsurance industry executives, investment management veterans, investment professionals, financial experts and those with significant experience operating global enterprises at the executive level, as well as our current Chief Executive Officer and President.
In the case of current directors being considered for renomination, the director’s history of attendance at Board of Directors and committee meetings, the director’s tenure as a member of the Board of Directors and the director’s preparation for and participation in such meetings are also taken into consideration under the Director Nomination Policy.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
The Board has adopted Corporate Governance Guidelines to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the Company’s shareholders. The Company’s Corporate Governance Guidelines outline the responsibilities, operations, qualifications and composition of the Board of Directors and embody many of our practices, policies and procedures, which are the foundation of our commitment to the highest standards of corporate governance. The Corporate Governance Guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and revised as necessary to continue to reflect improvements in our corporate governance standards.
The Board has adopted a Code of Business Conduct and Ethics that outlines the principles, policies, rules, regulations and laws that govern the activities of the Company and its employees, directors, and consultants and establishes guidelines for professional conduct in the workplace. Every employee is required to read and follow the Code of Business Conduct and Ethics. Any required amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics for our directors and executive officers may be made only by our Board or the Nominating and Corporate Governance Committee and will be promptly disclosed to shareholders in accordance with the listing standards of the New York Stock Exchange and the rules and regulations of the SEC.
Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.endurance.bm. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, the Chairman of the Audit Committee, the Chairman of the Nominating and Corporate Governance Committee and the Company’s General Counsel are charged with resolving any conflict of interest involving any member of the Board or employee of the Company. In addition, we require that each employee of the Company certify annually their compliance with the Company’s Code of Business Conduct and Ethics and other applicable Company policies.

Review and Approval of Transactions with Related Persons
The Board has adopted a written policy and procedure for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the Company’s outstanding shares). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Company’s proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).
Policy
•	Related person transactions must be approved by the Board or by a Committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or Committee will consider all relevant factors, including as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

•	The Board or relevant committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.
Procedures
•	Management or the affected director or executive officer will bring the matter to the attention of the Chairman of the Board, the Lead Director, the Chairperson of the Nominating and Corporate Governance Committee or the Secretary.

•	The Chairman of the Board and the Lead Director shall jointly determine (or if either is involved in the transaction, the other shall determine in consultation with the Chairperson of the Nominating and Corporate Governance Committee) whether the matter should be considered by the Board or by one of its existing Committees consisting only of independent directors.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

•	The Board or relevant committee will review the transactions annually to determine whether it continues to be in the Company’s best interests.
Communication with Directors
Shareholders and other interested parties may contact any Endurance director, including non-management directors, by writing to them at Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. You may report complaints about Endurance’s accounting, internal accounting controls or auditing matters or communicate any other comments, questions or concerns. Complaints relating to Endurance’s accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee and may also be reported by accessing MySafeWorkplace, a third party, anonymous and confidential incident reporting system at www.mysafeworkplace.com. All comments, complaints and concerns will be received and processed by the Chairman of the Audit Committee and Endurance’s Secretary. The process for collecting and organizing security holder communications, as well as similar or related activities, has been approved by a majority of the Company’s independent directors.

Attendance at Meetings by Directors
The Board of Directors conducts its business through its meetings and meetings of its committees. Each director is expected to attend each of the Company’s regularly scheduled meetings of the Board of Directors and its constituent committees on which that director serves and the Company’s Annual General Meeting of Shareholders. Five meetings of the Board of Directors were held in 2010. All of the Company’s directors during 2010 attended 75% or more of the meetings of the Board of Directors and the meetings of the committees on which they served, other than Mr. Spass. Mr. Spass attended 75% or more of the meetings of the Board of Directors and the Audit, Compensation and Nominating and Corporate Governance Committees, but attended less than 75% of the meetings of the Risk Committee due to illness. Nine of the Company’s ten continuing directors attended the Company’s 2010 Annual General Meeting of Shareholders.
Director Independence
Under the NYSE Corporate Governance Standards, a majority of the Board of Directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Corporate Governance Standards and if the Board of Directors has affirmatively determined that the director has no material relationship with the Company, either directly or as a shareholder, officer or employee of an organization that has a relationship with the Company that meets the standards as set forth by the NYSE and the Company. Independence determinations will be made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.
Categorical Standards. To assist it in making its independence determinations, the Board of Directors has adopted as part of the Director Nomination Policy categorical independence standards parallel to those set forth in the NYSE Corporate Governance Standards. The categorical independence standards in the Director Nomination Policy state that:
1.	A director who is an employee, or whose immediate family member is an executive officer, of the Company or its affiliates is not independent until three years after the end of such employment relationship.

2.	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

3.	A director who (i) is a current partner or employee of a firm that is the company’s internal or external auditor; or (ii) has an immediate family member who is a current partner of such a firm; or (iii) has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (iv) is or has an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time is not independent until three years after the end of the affiliation or the employment or auditing relationship.

4.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship.

5.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

In addition to the categorical standards listed above, the Board of Directors considers all relevant facts and circumstances when makings its determinations of independence.
Independence Determination. The Board of Directors has determined, in accordance with the Director Nomination Policy and the NYSE Corporate Governance Standards, that all of the members of the Board of Directors, other than William M. Jewett, Steven W. Carlsen and David Cash, are independent and have no material relationships with the Company. In addition, the Board of Directors has determined that Dr. Cabrera and Mr. Moore, each a nominee for director, are independent and have no material relationships with the Company.
Compensation of Directors
During 2010, the Company provided its non-employee directors with the following cash compensation:
•	a base annual retainer fee of $70,000 per annum;

•	an additional retainer fee of $7,500 per annum for the Chairpersons of committees (other than the Chairperson of the Audit Committee);

•	an additional retainer fee of $17,500 per annum for the Chairperson of the Audit Committee;

•	an additional retainer fee of $30,000 per annum for the Lead Director; and

•	reimbursement for usual and customary travel expenses.
In addition to cash compensation, the Company delivers to its non-employee directors on the date of each Annual General Meeting equity incentive compensation in the form of stock options or restricted shares valued at $70,000, with the number of options or restricted shares to be determined by either the Black-Scholes method or division by the fair market value of the Company’s ordinary shares on the date of grant, as applicable. In 2010, each non-employee director was granted 1,910 restricted shares, which were issued under the Company’s 2007 Equity Incentive Plan. The restricted shares granted to non-employee directors will vest on the one year anniversary of the grant date and are paid dividends when, as and if declared and paid by the Company during the one year restricted period.
The following table sets forth, for the year ended December 31, 2010, the compensation for services to the Company by each of its non-employee directors.

					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation
Name	($)	($)(1)	($)(2)	($)	Earnings ($)	($)(3)	Total ($)
John T. Baily	91,250	69,982	—	—	—	2,104	163,336
Norman Barham	70,000	69,982	—	—	—	2,104	142,086

Galen R. Barnes	81,250	69,982	—	—	—	2,104	153,336
William H. Bolinder	107,500	69,982	—	—	—	2,104	179.586
Steven W. Carlsen	70,000	69,982	—	—	—	2,104	142,086
Brendan R. O’Neill	77,500	69,982	—	—	—	2,104	149.586
William J. Raver	70,000	69,982	—	—	—	2,104	142,086
Robert A. Spass	70,000	69,982	—	—	—	2,104	142,086

(1)	Amounts represent the grant date fair value with respect to restricted shares granted in 2010. At the time of our 2010 Annual General Meeting of Shareholders, held on May 13, 2010, the Company granted 1,910 restricted shares to each of our non-employee directors. The estimated grant date fair value of each restricted share award was $69,982, which we calculated using the closing market price of our ordinary shares on the date of grant ($36.64). The 1,910 restricted shares will vest and become unrestricted ordinary shares on May 13, 2011. Dividends paid on the restricted shares during 2010 are included in the All Other Compensation column. For additional information regarding the restricted shares, see Note 15 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.

(2)	Prior to 2005, the non-employee directors’ annual equity award was delivered in the form of share options. Beginning in 2005, the non-employee directors’ annual equity award has been delivered solely in the form of restricted share units or restricted shares. The number of vested share options and unvested restricted shares held by each non-employee director at December 31, 2010 is shown below. There are no unvested share options held by any of the non-employee directors at December 31, 2010.

Director	Vested Options	Unvested Restricted Shares
John T. Baily	5,000	1,910
Norman Barham	0	1,910
Galen R. Barnes	5,000	1,910
William H. Bolinder	10,000	1,910
Steven W. Carlsen	0	1,910
Brendan R. O’Neill	0	1,910
William J. Raver	0	1,910
Robert A. Spass	10,000	1,910

(3)	Each director also received dividends on the restricted shares, the value of which is reflected in this column.
As employees of the Company, Messrs. Cash and Jewett do not receive any additional compensation for their service as directors of the Company.
On March [     ], 2011, Mr. Bolinder entered into a new service agreement (the “Service Agreement”) with the Company for his service as non-executive Chairman of the Board of Directors for a three year period beginning on March 3, 2011 and ending on the date of the 2014 Annual General Meeting. The Service Agreement specifies that Mr. Bolinder shall receive an annual director retainer fee of $160,000 in addition to the customary base director retainer fee and equity incentive grant. One half of the additional director retainer fee shall be delivered in the form of cash and one half of the additional director retainer fee shall be delivered in the form of restricted shares on the date of each Annual General Meeting. If restricted shares are unavailable during the term of the Service Agreement, Mr. Bolinder shall receive his entire director retainer fee in the form of cash. The restricted shares granted to Mr. Bolinder under the Service Agreement shall vest upon the one year anniversary of the date of grant, subject to Mr. Bolinder continuing to serve as a member of the Board. Mr. Bolinder shall not be entitled to any other compensation or benefits, except as generally available to non-employee directors of the Company or as specifically set forth in the Service Agreement. The Service Agreement shall terminate concurrent with the termination of Mr. Bolinder’s service as Chairman of the Board of Directors, whether as a result of Mr. Bolinder’s death, resignation or removal.
Prior to his retirement on March 1, 2010, Mr. LeStrange served as a director and as an employee of the Company, and therefore received no additional compensation for his service as a director and Chairman of the Board of the Company. On February 26, 2010, Mr. LeStrange entered into a new employment agreement with the Company for his service as non-executive Chairman of the Board of Directors for a one year period beginning on March 1, 2010 for a base salary of $350,000. On March 1, 2010, Mr. LeStrange received a grant of annual incentive compensation and of restricted shares in accordance with the Company’s annual and long-term incentive plans, but was no longer eligible for such incentive compensation after March 1, 2010. All restricted shares previously granted to Mr. LeStrange prior to March 1, 2010 continued to vest in accordance with their original vesting schedule through March 2, 2011. All unvested restricted shares lapsed upon Mr. LeStrange’s departure from the employ of the Company on March 2, 2011. Mr. LeStrange was also entitled to certain of the benefits included in his existing employment agreement, including reimbursement for certain housing and commuting expenses and related tax-gross ups, continued participation in the Company’s 401(k) plan, continued health, dental, vision and life insurance benefits and indemnification and liability insurance until March 2, 2011.

Mr. LeStrange was subject to the non-competition and non-solicitation provisions included in his employment agreement through March 2, 2011 and is subject to a non-competition provision during the four months following his departure from the role of Chairman of the Board and a non-solicitation agreement for one year following his departure from the role of Chairman of the Board.
If Mr. LeStrange’s service as Chairman of the Board had been severed prior to March 2, 2011, he would have been entitled to severance which, depending upon the circumstances of his separation, might have included accrued base salary through the date of separation, additional base salary, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company were generally entitled at the time of his severance.
Concurrent with the execution of the employment agreement, the Company entered into a new indemnification agreement with Mr. LeStrange which provided that the Company indemnify Mr. LeStrange to the full extent permitted by Bermuda law. In addition, the indemnification agreement provided for the reimbursement by the Company of Mr. LeStrange’s expenses related to the defense of claims arising from the executive’s services as a director, officer, employee, agent or fiduciary of the Company. In the event indemnification was unavailable to Mr. LeStrange, the indemnification agreement specified contribution. Under the indemnification agreement, Mr. LeStrange’s right to indemnification is terminated in the event the claim arose from Mr. LeStrange’s fraud or dishonesty in relation to the Company. In addition, Mr. LeStrange’s right of indemnification was limited where payment was to be made from another source, where indemnification was prohibited by law or where the claim arose as a result of liability under Section 16(b) of the Exchange Act.
The indemnification agreement also specified the minimum levels of directors’ and officers’ liability insurance to be purchased by the Company, the procedure for the determination of Mr. LeStrange’s entitlement to indemnification by the Company and the procedures to be followed in connection with the defense of third party claims subject to indemnification.
MANAGEMENT
Biographies of the current executive officers of the Company are set forth below.
Michael E. Angelina, 44, joined Endurance as its Chief Actuary in June 2005 and currently serves as the Company’s Chief Actuary/Chief Risk Officer. Mr. Angelina is an Associate of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. Mr. Angelina graduated from Drexel University with a B.S. in Mathematics and began his actuarial career with CIGNA in the workers’ compensation and actuarial research units. Mr. Angelina then joined Tillinghast in 1988 where he participated in the development of Tillinghast’s excess of loss pricing system and its Global Loss Distributions initiative, as well as numerous client assignments, with a focus on reinsurance companies. Mr. Angelina worked for one year for Reliance Reinsurance Corp. as a Vice President and Actuary prior to returning to Tillinghast in 2000. Mr. Angelina is the co-author of Tillinghast’s industry-wide asbestos actuarial study and participated in the development of the 2003 FAIR Act (proposed Federal asbestos legislation).
David Cash, 46, has been Chief Executive Officer of Endurance since March 1, 2010. Mr. Cash’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

John V. Del Col, 49, has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. Mr. Del Col’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”
Joan deLemps, 59, was named Endurance’s Chief Underwriting Officer in March 2010, having served as Chief Casualty Officer for Endurance’s Worldwide Reinsurance operation since February 2007. An accomplished underwriting executive with over 35 years of insurance and reinsurance experience, Ms. deLemps joined Endurance in May 2003 from Gerling Global Financial Products Inc. (“GGFP”), where she was the Senior Managing Director of Underwriting and a founding member of the Structured Reinsurance group. Prior to joining GGFP, Ms. deLemps was a Senior Vice President at Swiss Reinsurance where she held various underwriting and management positions in both the facultative and treaty operations, ultimately managing the underwriting activities of Atrium, Swiss Re’s structured reinsurance operation. She began her career as a casualty insurance underwriter at Aetna Casualty & Surety.
William M. Jewett, 53, has been President of the Company since March 1, 2010. Mr. Jewett’s biographical information is listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”
Catherine A. Kalaydjian, 52, was named Chief Claims Officer of Endurance as of March 2007. She joined Endurance in August 2003 as Head of Claims for the U.S. reinsurance operations. Ms. Kalaydjian joined Endurance from QBE the Americas, where she was the Senior Vice President, Head of Claims for both the North and South America operations. Prior to joining QBE in 1997, Ms. Kalaydjian spent ten years as the senior claims officer and a Director of Resolute Management Corp., a wholly owned subsidiary of Berkshire Hathaway. She started her primary career with GAB Business Services and was the Excess Surplus Lines Claim Manager at Integrity Insurance Company. Ms. Kalaydjian is very active in leadership roles in industry organizations and is a past President of the IACP (International Association of Claim Professionals) and a past President of APIW (Association of Professional Insurance Women). Ms. Kalaydjian holds a B.A. cum laude, in Marketing Management from Siena College, Loudonville, NY.
Michael J. McGuire, 38, has been Chief Financial Officer since January 2006. Mr. McGuire joined Endurance in 2003 to lead its external reporting, treasury and Sarbanes-Oxley compliance initiatives. Mr. McGuire came to Endurance from Deloitte & Touche LLP where he spent over nine years working in a variety of audit and advisory roles in the United States, Bermuda and Europe. In his last role at Deloitte & Touche, Mr. McGuire served as a senior manager in their merger and acquisition advisory practice, providing transaction accounting, structuring and due diligence services to private equity and strategic investors. Mr. McGuire is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.
John L. O’Connor, 48, has been President and Chief Operating Officer of Endurance Services Limited since October 2004. Mr. O’Connor came to Endurance with nearly 20 years of consulting and public accounting experience, most recently as a Partner in Accenture’s Financial Services Practice, responsible for Insurance Solutions in North America, including underwriting, claims, policy management, reinsurance, billing and other related solutions. Mr. O’Connor joined Arthur Andersen, Accenture’s former parent organization, in 1985, as an auditor. A graduate of Fairfield University (BS, Accounting), Mr. O’Connor is a Certified Public Accountant and a Fellow of the Life Management Institute.
Mark K. Silverstein, 48, has been Chief Investment Officer of Endurance Services Limited since August 2005. Mr. Silverstein has 24 years of professional experience in investments, and has focused on fixed income investments throughout his career. He began his career in 1985 in Fixed Income Research with Credit Suisse First Boston. In 1991, Mr. Silverstein joined BEA Associates, an investment firm, as Vice President, Fixed Income Portfolio Manager. BEA was later acquired by Credit Suisse Asset Management where Mr. Silverstein became Managing Director, Fixed Income Portfolio Manager. His responsibilities included managing U.S. and global core fixed income portfolios with $4.5 billion in assets. Most recently, Mr. Silverstein was an Executive Vice president at XL Investment Management (USA), LLC. In this capacity, he led the Structured and Spread Asset Group, which managed $13 billion in assets. Mr. Silverstein holds a B.S. in Urban Studies from Cornell University and an M.B.A. in Finance from the University of Chicago. He is currently a member of the Education Committee of the Greenwich Roundtable and a contributor to Best Practices in Alternative Investing: Portfolio Construction (2009).

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The following discussion provides an overview and analysis of the Compensation Committee’s philosophy and objectives in designing the compensation program for its employees, including its executive officers. In this discussion and analysis, we address our compensation determinations and the rationale for those determinations relating to the Company’s Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers, whom we refer to collectively as the “Named Executive Officers.” Our Named Executive Officers for 2010 are:
•	Chief Executive Officer — David Cash

•	Chief Financial Officer — Michael J. McGuire

•	President — William M. Jewett

•	General Counsel, Secretary and Executive Vice President, Acquisitions — John V. Del Col

•	Chief Actuary and Chief Risk Officer — Michael E. Angelina
Additionally, we describe the compensation of our former Chairman, President and Chief Executive Officer, Kenneth J. LeStrange, who retired from the positions of President and Chief Executive Officer on March 1, 2010 and retired from the position of Chairman of the Board on March 2, 2011.
This discussion should be read together with the compensation information for the Named Executive Officers that can be found in this proxy statement following this discussion.
Executive Summary
Our compensation programs are intended to align our executive officers’ interests with those of our shareholders by rewarding performance that meets or exceeds the goals established by the Board with the objective of increasing shareholder value. In line with our pay for performance philosophy, the total compensation received by our executive officers varies based primarily upon corporate performance measured against specific performance goals established by the Compensation Committee at the commencement of the year. The Company’s performance goals, which were based upon operating return on the Company’s shareholder equity and the Company’s growth in book value per share plus dividends paid compared to the Company’s peers, are quantifiable and were chosen to align closely with shareholder value appreciation. Our executive officers’ total compensation is comprised of a mix of base salary, annual incentive compensation and long-term incentive awards.
Our absolute and relative corporate performance for 2010 was a key determinant of the annual incentive compensation and long-term incentive awards delivered to our executive officers.
•	Our operating return on equity of 12.6% was slightly higher than the 12.5% target operating return on equity established by the Board for the Company at the commencement of 2010.

•	The increase in our book value per share plus dividends was in the 70th percentile when compared to our peers, slightly higher than the 65th percentile target established by the Compensation Committee for the Company.

•	Based upon the foregoing Company performance factors, the Compensation Committee established the corporate portion of executive officers’ annual incentive compensation at 56% of the maximum annual incentive compensation and established the corporate portion of executive officers’ long-term incentive compensation at 68% of their maximum long-term incentive compensation.

•	In addition, based upon an analysis of competitive positioning and the economic conditions of the markets in which the Company conducts its business, the Compensation Committee increased the base salaries of our employees, including our executive officers, generally in line with the wage increase rates reported by other companies in broad industry compensation surveys.

For a more detailed description of the Company’s financial results, please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K.
In consideration of the foregoing factors, the Compensation Committee established the following compensation for its executive officers:

			Long-Term Incentive Compensation
		Annual Incentive	Value of
	Base Salary(2)	Compensation(3)	Restricted Shares(4)	Restricted Cash(5)
Chief Executive Officer(1)	$750,000	$1,050,000	$1,912,526	$0
Average for Other Named Executive Officers(1)	$525,627	$593,750	$789,094	$129,688

(1)	The table above shows the elements of compensation utilized by the Compensation Committee for the purpose of determining executive compensation in 2010 and is intended to assist shareholders in understanding the elements of the Company’s executive compensation program. This information differs from the calculation of total compensation in accordance with the disclosure rules of the SEC, primarily by including the value of restricted shares granted in March of 2011 for the prior year 2010 performance, separating the value of restricted cash from annual incentive compensation and not including the elements comprising “All Other Compensation” in the Summary Compensation Table below.

(2)	The base salary amounts set forth above in the “Base Salary” column represent the base salary rates as of December 31, 2010 for the named executive officers. Certain base salaries became effective March 2010; therefore, these amounts listed above may differ from the base salary amounts actually paid during calendar year 2010 and as shown in the Summary Compensation Table below.

(3)	The amounts disclosed above in the “Annual Incentive Compensation” column represent cash incentive compensation determined based upon 2010 performance that were paid in March 2011.

(4)	The amounts set forth above in the “Value of Restricted Shares” column represent the dollar value of restricted shares delivered to the named executive officers in March of 2011 based upon 2010 performance. Mr. Cash received 40,011 restricted shares and the other named executive officers received an average of 16,508 restricted shares. The restricted shares delivered vest 25% per year over the next 4 years.

(5)	The “Restricted Cash” column sets forth the cash earned based upon 2010 performance, but to be delivered at a subsequent date or dates. The restricted cash delivered in March of 2011 bears interest at the 5 year U.S. Treasury Note rate and vests 25% per year over the next 4 years.
Objectives of the Company’s Compensation Programs
In order to accomplish the Company’s goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters, the Company believes that it must attract, motivate and retain the talented individuals at all levels of the organization needed to lead and grow the Company’s businesses. To that end, the Compensation Committee has based its compensation program for the Company’s employees on the following principles:
•	Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

•	Compensation should be based on the level of job responsibility. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance, because they are more likely to affect the Company’s results. In addition, a greater portion of more senior employees’ pay should be variable (such as annual incentive and long-term incentive compensation) rather than fixed (such as base salary).

•	Compensation should reward performance. Top tier individual and Company performance, measured on both an absolute and relative basis, should result in top-tier compensation. Where individual and/or Company performance lags absolute and relative objectives, compensation should deliver lower-tier compensation.

•	Compensation should be linked to achievement. To be effective, the Company’s compensation program should enable employees to easily understand how their efforts can affect their pay, both directly through individual performance accomplishments and indirectly through contributing to the Company’s achievement of its performance goals.

•	Compensation should reflect the means by which performance is achieved. To ensure the Company’s performance is attained by means encompassed by the Company’s risk parameters, the Company’s compensation program permits adjustment upward or downward in its variable compensation elements prior to earn out at the discretion of the Compensation Committee.

•	Compensation should foster the long-term focus required for success in the insurance and reinsurance industries. Employees at higher levels in the Company receive an increasing proportion of their compensation in the form of equity incentives which vest over time because they are in a position to have a greater influence on longer-term results.
Roles of the Participants in the Company’s Compensation Process
The Compensation Committee. The Compensation Committee, which is comprised exclusively of independent members of the Board, sets the Company’s compensation policies and is charged with all compensation actions related to the Company’s Chief Executive Officer and senior executives. The Committee’s complete roles and responsibilities are set forth in its written charter adopted by the Board of Directors, which can be found at www.endurance.bm.
The Compensation Consultant. To assist the Compensation Committee in accomplishing its goals, the Compensation Committee has retained F. W. Cook as its independent compensation consultant. F.W. Cook reports directly to the Compensation Committee and does not provide any other services to the Company, unless directed to do so by the Compensation Committee. The Compensation Committee generally relies on F.W. Cook to provide it with comparison group benchmarking data and information as to market practices and trends, and to review the Compensation Committee’s proposed compensation policies. F.W. Cook does not make specific base salary and/or annual or long-term incentive award recommendations, although it does provide award ranges for the Compensation Committee to consider. In fiscal 2010, the consulting services provided by F.W. Cook also included reviewing the Company’s compensation program to determine whether the Company’s compensation practices encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company, recommending changes to the Company’s compensation plans and practices, and providing market information regarding general compensation practices. In 2010, the Company incurred fees of $143,205 payable to F.W. Cook in connection with services performed at the request of the Compensation Committee. F.W. Cook attends Compensation Committee meetings as requested by the Compensation Committee.
Company Management. Our Chief Executive Officer and the Company’s Global Human Resources Officer, working with internal resources, design our compensation programs and recommend modifications to existing or the adoption of new compensation plans and programs. In addition, our Chief Executive Officer recommends to the Compensation Committee the performance metrics used to determine payouts under our annual and long-term incentive compensation programs, and each executive officer’s individual performance goals are jointly developed by the executive and the Chief Executive Officer.

Before the Compensation Committee makes compensation decisions, the Chief Executive Officer provides his assessment of each executive officer’s performance, other than his own, addressing such factors as the officer’s achievement of individual goals, leadership accomplishments, contribution to the Company’s performance and the achievement of Company goals, areas of strength and areas for development. He then makes specific base salary, annual and long-term incentive award recommendations relating to the individual portion of each officer’s annual and long-term incentive awards. In preparing compensation recommendations for the Compensation Committee, our Chief Executive Officer and Global Human Resources Officer and other internal resources review compensation and survey data compiled for the Compensation Committee by F. W. Cook for similarly-situated executives at our peer group of companies. Our Chief Executive Officer attends Compensation Committee meetings but is not present for, and does not participate in, the discussions concerning his own compensation. Decisions relating to the compensation of our executive officers are made solely by the Compensation Committee and reported to the full Board of Directors.
The Company’s Compensation Process
The Compensation Committee met in executive session in February 2011 to review the Company’s performance and the performance of the Chief Executive Officer, the other Named Executive Officers and the Company’s other senior executives. The Compensation Committee advised the Board of Directors with respect to all compensation determinations for these executives. Further, the Compensation Committee regularly updates the Board on key compensation matters.
The Compensation Committee has established a number of processes to assist it in ensuring that the Company’s executive compensation program is achieving its objectives. Among those are:
•	Establishment of Company and Individual Objectives. The Compensation Committee believes the establishment of clear and measurable objectives for the Company and its individual employees is of paramount importance in the creation of a compensation program which meets the goal of maximizing shareholder value over the long term in a manner which remains within the Company’s risk tolerances. To that end, the Compensation Committee establishes at the beginning of each year a set of financial targets, including an operating return on average equity target, based upon the Company’s budget and financial plan and risk tolerances presented to and approved by the Board. For 2010, the Compensation Committee established a target operating return on equity of 12.5%. In addition, the Compensation Committee creates with the Chief Executive Officer a set of specific individual job objectives for the upcoming year designed to facilitate the Company meeting its budgeted financial targets. In turn, the Chief Executive Officer utilizes the individual job objectives established by the Compensation Committee for the purpose of creating the individual job objectives for the executives who report to the Chief Executive Officer — a process which is then repeated throughout the organization. Individual job objectives vary by each executive’s seniority and functional role within the organization, but generally include the following:
•	achievement of financial goals in the Company’s budget, as approved by the Board, within applicable risk management parameters;

•	management of underwriting, operational and investment risks within established guidelines;

•	development of leadership and management capabilities of the Company;

•	application of capital allocation process with the goal of maximizing the Company’s risk adjusted rate of return;

•	implementation of the Company’s strategic plan; and

•	compliance at a high level with applicable law, regulations and corporate governance standards.

By linking compensation to clear and measurable Company and individual objectives shared by each employee in the Company, the Compensation Committee endeavors to establish the Company’s compensation program as a forward-looking incentive program which elicits the desired and coordinated efforts of the Company’s management and employees, rather than a backward-looking rewards program, with no effective link to the desired behaviors of the Company’s management and employees.

•	Assessment of Company Performance. At the end of each year, the Compensation Committee assesses the Company’s performance against its corporate objectives. In order to assess the Company’s performance over the past year, the Compensation Committee reviews both the Company’s absolute and relative performance and the Company’s compliance with its established risk parameters.

•	Absolute Company Performance. The Compensation Committee considers the Company’s performance over the past year, relative to the Company’s budget presented to the Board at the commencement of the year. The Compensation Committee reviews all aspects of the Company’s actual performance versus budget, with particular emphasis on the Company’s actual versus budgeted operating return on average equity and the Company’s compliance with its established risk parameters. Annual incentive compensation is determined based on absolute Company performance over the past year, while long-term incentive compensation is determined based on absolute Company performance over a three year period.

For 2010, the Company’s targeted operating return on average equity was 12.6%. The Company chose its targeted operating return on average equity at the commencement of 2010, based upon the Company’s 2010 budget and anticipated market conditions. In establishing its 2010 targeted operating return on equity, the Company sought to calibrate its targeted performance to be in the 65th to 75th percentile of the Company’s peers. During the three years ending December 31, 2010, the Company’s average target operating return on average equity was [ ]%, which equated to the [ ]th percentile relative to the average actual operating return on average equity of the Company’s peers during the same five year period.

•	Relative Company Performance. The Compensation Committee also reviews the Company’s performance over the past year relative to a peer group of Bermuda-based insurance and reinsurance companies (the “Peer Group”). The Peer Group consists of companies that generally meet the following criteria:
•	Gross premiums written comparable to the Company ($2.1 billion in 2010) and/or market capitalization comparable to the Company (approximately $2.2 billion as of December 31, 2010);
•	Peer Group gross premiums written ranged from $0.7 billion to $4.9 billion with a median of $2.5 billion in 2010; and

•	Peer Group market capitalization ranged from $1.3 billion to $6.0 billion with a median of $3.4 billion as of December 31, 2010.
•	Compete with the Company in the marketplace for business and investment capital;

•	Compete with the Company for executive talent; and

•	Have generally similar pay models (we do not compare with banking, investment banking or investment management companies where the mix of pay elements or program structure is materially different).

Each year, the Compensation Committee evaluates and, if appropriate, updates the composition of the Peer Group to ensure it remains relevant and is not skewed by over-representation of any non-consumer products industry. Changes to the Peer Group are carefully considered and made infrequently to assure continuity from year to year. The companies included in the Peer Group are:

•	Allied World Assurance Company Limited	•	Montpelier Re Holdings Ltd.
•	Alterra Capital Holdings Limited	•	PartnerRe Ltd.
•	Arch Capital Group Ltd.	•	Platinum Underwriters Holdings, Ltd.
•	Axis Capital Holdings Limited	•	RenaissanceRe Holdings Ltd.
•	Everest Re Group, Ltd.	•	Transatlantic Holdings, Inc.
The Peer Group provides a relevant gauge of compensation levels from external sources and allows us to assess the compensation practices of our primary competitors for employees. In addition, the Peer Group indicates the practices of leading organizations of comparable scope and focus and provides a reference point for establishing corporate performance expectations for our incentive compensation programs.

The Compensation Committee measures the relative change in book value per share plus dividends paid to ordinary shareholders of the Company and its peers, believing that change in book value per shares plus dividends paid to ordinary shareholders represents the most effective measurement of performance in the business in which the Company operates. Targeted performance for the Company is the 65th percentile of the Company’s peers. For 2010, the Company’s change in book value per share plus dividends paid to ordinary shareholders was 20.5%, which placed it in the 70th percentile of its Peer Group.

•	Assessment of Individual Performance. At the conclusion of each year, the non-management directors complete a written evaluation of the Chief Executive Officer’s performance for the past year. The written evaluation includes an assessment of the Chief Executive Officer’s performance against his previously established performance objectives, as well as the Chief Executive Officer’s performance in respect of a set of core competencies identified as essential for executives occupying senior leadership positions within the Company. The written evaluation also includes an opportunity for director input on the Chief Executive Officer’s strengths and developmental needs. The results of the written evaluation are shared by the Board with the Chief Executive Officer. A similar written evaluation and review is utilized by the Chief Executive Officer for the senior executives and by managers for each other employee throughout the Company.

In determining the level of incentive compensation, the Compensation Committee ascribes a variable weight to individual performance versus Company performance. The Compensation Committee believes that the more senior the executive is within the Company, the greater ability that executive has to influence the Company’s overall performance. The proportional split between individual performance and Company performance ranges from 100% individual performance for administrative level employees to 100% Company performance for the Company’s Chief Executive Officer and the Company’s President. The Compensation Committee reserves the right to adjust the relative weighting of individual and Company performance and to take into account alternative measures of performance for a given year or for specific individuals, including the Chief Executive Officer and President.

•	Peer Compensation Comparison. The Compensation Committee believes proper execution of the Company’s strategic and tactical business plans requires employees who have the knowledge and talent which is unique to the specialized insurance and reinsurance business lines in which the Company participates and, as a result, the Company must compete with its Peer Group for talent. In order to compare the Company’s compensation program to its peers, the Compensation Committee reviews publicly available Peer Group proxy data, as well as the data available from industry compensation surveys. The Compensation Committee compares compensation programs generally, as well as the compensation of individual executives to the extent sufficient data exists to make the comparison meaningful. The Compensation Committee utilizes Peer Group data primarily to ensure that the Company’s compensation program as a whole is competitive, meaning generally between the 25th and 75th percentile of comparative pay of the Company’s peers for commensurate performance. To the extent sufficient competitive data is available, the Compensation Committee targets compensation for the Chief Executive Officer and senior executives during a year in which both the Company and individual have met or exceeded performance targets at the 65th to 75th percentile of comparative pay.

•	Total Compensation Review. The Compensation Committee reviews the base pay, annual incentive compensation and long-term incentive compensation of the Chief Executive Officer and the Company’s senior executives. In addition, the Compensation Committee reviews all other compensation elements, including non-equity incentive plan compensation, deferred compensation and perquisites for the Company’s Chief Executive Officer and the Company’s most senior executive officers. The Compensation Committee also reviews the Company’s contractual obligations to its senior executives in the event of a change in control of the Company or an employment termination event. Following its review of these compensation elements at its meeting in February 2011, the Compensation Committee determined that these elements of compensation were reasonable in the aggregate.
Elements of the Company’s Compensation Program
The Company’s compensation program combines four elements: (i) base salary; (ii) annual incentive compensation; (iii) long-term incentive compensation and (iv) a package of employee benefits. The following is a discussion of the Compensation Committee’s considerations in establishing each of the compensation components for the Company’s Named Executive Officers.
Base Salary. Base salary is the guaranteed element of the Company’s compensation structure and is paid to its employees for ongoing performance throughout the year. Base salaries for the Company’s executives are targeted at the median of base salaries paid for similar positions at a comparative group of companies. The base salaries of individual executives can and do vary from this salary benchmark based on such factors as individual performance, potential for future advancement, specific job responsibilities and length of time in their current position. As used in this discussion, base salary refers to the annual base salary rate as of the end of the applicable year. In setting base salaries for 2010, the Compensation Committee considered the following factors:
•	The Company’s Merit Increase Budget. The Company’s overall budget for base salary increases for 2010 was determined based upon industry compensation surveys in the applicable markets in which the Company operates.

•	Internal Differences in Positions. The Company’s base salaries differ based upon the job level of a given employee and the seniority of the employee occupying that position.

•	Individual Performance. Salary increases for the Company’s employees may be greater than or less than the average budgeted salary increase based upon that employee’s individual performance during the year.
In conjunction with Mr. Cash’s promotion to the position of Chief Executive Officer on March 1, 2010, Mr. Cash’s base salary was increased from $575,000 per annum to $750,000 per annum. In conjunction with Mr. Jewett’s promotion to the position of President on March 1, 2010, Mr. Jewett’s base salary was increased from $572,000 per annum to $650,000 per annum. The average base salary for the other Named Executive Officers increased 3.0% during 2010.
Annual Incentive Compensation. Our annual incentive compensation program supports our corporate strategy by linking a significant portion of our employees’ total annual cash compensation to the achievement of critical business goals on an annual basis. All of our salaried employees, including our Named Executive Officers, are eligible to earn annual incentive compensation. Annual incentive compensation is paid in March for the prior year’s performance and is based upon the Compensation Committee’s evaluation of the Company’s performance and each executive’s individual performance in the prior year. The annual incentive compensation opportunity for each employee has been previously established by the Compensation Committee based upon the level of responsibility of that employee within the Company and does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position.

The Compensation Committee believes that the more senior an employee is within the Company, the greater amount of that employee’s compensation should be based upon the performance of the Company and the employee each year. The annual incentive compensation opportunity for each employee is determined based upon a set percentage of that employee’s base salary as of the end of the year in which the annual incentive compensation is earned. The annual incentive compensation for Mr. Cash, our Chief Executive Officer, and for Mr. Jewett, our President, is determined solely based upon the Company performance. For the other Named Executive Officers, 25% of their annual incentive compensation is determined by reference to the Named Executive Officers’ individual performance appraisal and the remaining 75% is determined based upon Company performance. For the purpose of determining annual incentive compensation, the Company’s 2010 return on average equity (absolute Company performance) determines 65% of the Company performance, while the Company’s 2010 increase in book value per share plus dividends relative to the Peer Group (relative Company performance) determines the remaining 35% of the Company’s performance. The following table summarizes the potential and target annual incentive compensation available to Mr. Cash and the other Named Executive Officers, as well as the 2010 annual incentive compensation awarded to Mr. Cash and the other Named Executive Officers.

			2010 Annual	2010 Annual
	Annual Incentive	Target Annual	Incentive	Incentive
	Compensation	Incentive	Compensation	Compensation
	Range	Compensation	Percentage	Amount
Chief Executive Officer	0% to 250%	125%	140%	$1,050,000
Average for Other Named Executive Officers	0% to 190%	95%	113%	$593,750
Long-Term Incentive Compensation. The Compensation Committee believes the inclusion of long-term incentive compensation in the Company’s compensation structure fosters the appropriate perspective in management, given that the ultimate profitability of the insurance or reinsurance underwritten by the Company may not be fully known for years. In addition, with the equity component of the Company’s long-term incentive compensation, the Compensation Committee wishes to align the interests of the Company’s managers and employees with the Company’s owners to the greatest extent practicable. Finally, long-term incentive compensation, which potentially expires in the event of the departure of an executive from the employ of the Company, has the ability to retain valuable executive talent within the organization.
Long-term incentive awards have traditionally been granted broadly and deeply within the organization. All grants of long-term incentives have been approved by either the independent directors of the Board or the Compensation Committee. Authority to grant long-term incentive awards to new hires is on occasion delegated by the Compensation Committee to the Chief Executive Officer. Any long-term incentive awards so granted to new hires are subsequently ratified by either the independent directors on the Board or the Compensation Committee. The Board has established March 1, June 1, September 1 and December 1 as quarterly grant dates for long-term awards approved by the Board’s independent directors or Compensation Committee during the previous three month period for existing employees and utilizes the date of hire as the grant date for long-term awards delivered to newly hired employees.
Since 2008, the Compensation Committee has utilized two forms of long-term incentive compensation: restricted shares and restricted cash.
•	Restricted Shares. The Company’s restricted shares vest and become unrestricted ordinary shares in four equal annual installments. Dividends on restricted shares are paid in cash. Restricted shares are subject to forfeiture upon an employee’s departure from the Company. At this time, the Company believes restricted shares provide the most effective means of aligning management and shareholder interest in the prudent growth and development of the Company, while continuing to operate within the risk parameters established by the Company.

•	Restricted Cash. Commencing with the 2009 performance year, the Compensation Committee, based upon consultation with F.W. Cook, determined that it would be beneficial to grant a portion of long-term incentive awards in the form of restricted cash. The restricted cash awards vest in four equal annual installments, are fixed in dollar amount and bear interest at a rate determined by reference to five year U.S. treasury rates. The restricted cash awards provide another method for the Company to deliver retention incentives to its employees, to more closely tailor its mix of retention and shareholder alignment incentives amongst the differing levels of executives within the Company and to allow for more careful allocation of limited equity incentives to instances where the Compensation Committee believes they will be most helpful to the Company.
Long-term incentive compensation is delivered each March for the prior year’s performance and is based upon the Compensation Committee’s evaluation of the Company’s performance and each executive’s individual performance in the prior year. The long-term incentive compensation opportunity for each employee has been previously established by the Compensation Committee based upon the level of responsibility of that employee within the Company and does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position.
The Compensation Committee believes that the more senior an employee is within the Company, the greater amount of that employee’s long-term incentive compensation should be based upon the performance of the Company. The long-term incentive compensation for Mr. Cash, our Chief Executive Officer, and Mr. Jewett, our President, is determined solely based upon the Company performance. For the other Named Executive Officers, 25% of their long-term incentive compensation is determined by reference to the Named Executive Officers’ individual performance appraisal and the remaining 75% is determined based upon Company performance. For the purpose of determining long-term incentive compensation, the Company’s return on average equity (absolute Company performance) determines 65% of the Company performance, while the Company’s increase in book value per share plus dividends relative to the Peer Group (relative Company performance) determines the remaining 35% of the Company’s performance. In order to better reflect the goal of long-term incentive compensation, the Compensation Committee ameliorates the fluctuations from year to year of long-term incentive compensation by utilizing a rolling three year average of the payout factors resulting from the foregoing performance indicators. The following table summarizes the potential and target long-term incentive compensation available to Mr. Cash and the other Named Executive Officers, as well as the 2010 long-term incentive compensation awarded to Mr. Cash and the Named Executive Officers:

	Long-Term		2010 Long-Term	2010 Long-Term
	Incentive	Target Long-Term	Incentive	Incentive
	Compensation	Incentive	Compensation	Compensation
	Range	Compensation	Percentage	Amount
Chief Executive Officer	0% to 375%	250%	255%	$1,912,526
Average for Other Named Executive Officers	0% to 229%	153%	175%	$918,782

The 2010 long-term incentive award was delivered in the form of restricted shares and restricted cash. The number of restricted shares delivered was determined based upon the 20 day trailing average closing price of the Company’s ordinary shares as of March 1, 2011. The following table summarizes the allocation of 2010 long-term incentive compensation delivered to Mr. Cash and the other Named Executive Officers between restricted shares and restricted cash:

	Percentage of	Percentage of
	Long-Term	Long-Term
	Incentive Award in	Incentive Award in	Number of	Amount of
	Restricted Shares	Restricted Cash	Restricted Shares	Restricted Cash
Chief Executive Officer	100%	0%	40,011	$0
Average for Other Named Executive Officers	86%	14%	16,508	$129,688
Employee Benefits. The Company offers a core set of employee benefits in order to provide our employees with a reasonable level of financial support in the event of illness or injury and enhance productivity and job satisfaction through programs that focus on employees’ health and well-being. The benefits provided are similar for all of the Company’s employees, subject to variations as a result of local market practices. The Company’s basic benefits include medical and dental coverage, disability insurance and life insurance. In addition, the Company has a 401(k) or similar defined contribution employee savings plan in each of the jurisdictions in which it operates. The Company’s base contributions to its 401(k) and similar defined contribution employee savings plans range from 4% to 11% of base salary, subject to applicable statutory maximums. In addition, the Compensation Committee has the discretion to award an annual profit sharing contribution to the Company’s 401(k) and certain other employee savings plans. In light of the performance of the Company in 2010, the Compensation Committee elected to award a profit sharing contribution equal to 2% of employees’ base salaries, subject to a maximum contribution of $4,900 per employee and excluding employees whose statutory minimum employee savings plan contributions are greater than the Company’s customary employee savings plan contributions. Each of the Named Executive Officers, other than Mr. Cash, received this profit sharing contribution. Other than as described above, the Company does not provide any pension, defined benefit or other retirement benefits to any of its employees.
The Company also provides customary additional benefits to expatriate employees working outside of their home country. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:
•	Housing and Transportation Expenses. The Company reimburses expatriate employees for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda. The Company does not own or lease any corporate aircraft. On occasion, for business-related safety and security reasons and logistical issues related to the location of the Company’s headquarters in Bermuda and as specified in Mr. LeStrange’s employment agreement, the Company chartered corporate aircraft for the use of Mr. LeStrange and certain other senior executives in 2008 and 2009. The corporate charter aircraft were used for travel between the United States and Bermuda and for other business purposes only. Neither Mr. LeStrange nor any of the Company’s senior executives used any corporate charter aircraft for personal flights.

•	Tax Expenses. To the extent the Company’s reimbursement of an expatriate executive’s housing or travel expenses are deemed to be taxable income to the expatriate employee, the Company reimburses the expatriate employee for any home country taxes payable on the additional income.

•	Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company provides expatriate employees with third party tax preparation assistance or, in the alternative, reimburses expatriate employees for up to $3,600 of tax preparation expense by a third party provider selected by the expatriate employee.
The amounts paid in 2010 by the Company for each of the employee benefits listed above for the Named Executive Officers are listed in the Summary Compensation Table below. The Compensation Committee annually reviews the level of employee benefits provided to the Named Executive Officers and believes that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates.

Employment Agreements. We have entered into employment agreements with each of the Named Executive Officers. In establishing the terms of the employment agreements with the Named Executive Officers, we considered various factors, including the changing market opportunities and challenges facing the insurance industry, competitive pressures from new market entrants, and the enhanced roles of each of the Named Executive Officers as a result of the growth and development of the Company. The employment agreements are described below under “Executive Compensation — Employment Contracts.”
Severance Benefits. The employment agreements with each of the Named Executive Officers provide for the delivery of severance benefits upon termination of their employment under certain circumstances. For a description of the severance benefits available to each of the Named Executive Officers, please see “Executive Compensation — Potential Payments Upon Termination of Employment or Change in Control.”
Share Ownership Guidelines. The Company has adopted share ownership guidelines intended to align the interests of the Company’s non-employee directors, Chief Executive Officer and the Company’s other senior executive officers with shareholders by requiring such persons to maintain a significant level of investment in the Company. The required share ownership levels for the Chief Executive Officer and the Company’s other senior executive officers are based upon base salary and require a multiple of at least five times base salary for the Chief Executive Officer and a multiple of two times base salary for the Company’s other senior executive officers. The required share ownership levels for the non-employee directors were five times the annual basic director retainer fee. Non-employee directors, the Chief Executive Officer and executive officers have five years to attain the required levels of ownership. Each of the Named Executive Officers was in compliance with the Company’s share ownership guidelines as of December 31, 2010.
COMPENSATION COMMITTEE REPORT
The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. After reviewing the qualifications of the current members of the Compensation Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that each of the current Compensation Committee members (as listed below) is “independent” as that concept is defined in the applicable rules of the New York Stock Exchange and the categorical independence standards adopted by the Board of Directors. The Board of Directors appointed the undersigned directors as members of the Compensation Committee and adopted a written charter setting forth the procedures, authority and responsibilities of the Compensation Committee.
Messrs. Barham, O’Neill and Spass currently serve on the Compensation Committee. Messrs. Spass and O’Neill will continue as members of the Compensation Committee, assuming they are re-elected to the Board of Directors by the shareholders. Mr. Barham will also remain a member of the Compensation Committee. Mr. O’Neill serves as Chairman of the Compensation Committee.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company and, based upon this discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K.
Respectfully submitted,
Brendan R. O’Neill (Chairman)
Norman Barham
Robert A. Spass

EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2010, 2009 and 2008, the compensation for services in all capacities earned by the Company’s Chief Executive Officer, Chief Financial Officer, its three most highly compensated executive officers and Kenneth J. LeStrange, who served as the Company’s Chief Executive Officer until March 1, 2010.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
Name and						Incentive	Deferred
Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
David Cash	2010	$720,833	—	$1,225,524	—	$1,050,000	—	$153,574	$3,149,931
Chief Executive	2009	$512,000	—	$340,471	—	$1,617,002	—	$164,962	$2,634,435
Officer	2008	$472,867	—	$787,415	—	$321,600	—	$241,223	$1,823,105

William M. Jewett	2010	$637,000	—	$2,274,180	—	$800,000	—	$168,269	$3,879,449
President	2009	$572,000	—	$399,882	—	$1,608,606	—	$126,003	$2,706,491
	2008	$568,333	—	$1,164,586	—	$341,600	—	$119,681	$2,194,200

Michael J. McGuire	2010	$481,750	—	$873,879	—	$850,000	—	$234,174	$2,439,803
Chief Financial	2009	$470,000	—	$290,940	—	$1,278,675	—	$205,449	$2,245,064
Officer	2008	$431,334	—	$566,976	—	$306,400	—	$211,090	$1,515,800

John V. Del Col	2010	$485,030	—	$696,420	—	$700,000	—	$237,444	$2,118,894
Executive Vice Counsel	2009	$473,200	—	$240,430	—	$951,308	—	$260,098	$1,925,036
President, General	2008	$470,167	—	$650,821	—	$235,200	—	$206,634	$1,562,822
and Secretary

Michael E. Angelina	2010	$478,675	—	$672,580	—	$543,750	—	$201,855	$1,896,860
Chief Actuary and Chief	2009	$467,000	—	$157,753	—	$938,802	—	$192,503	$1,756,058
Risk Officer	2008	$449,560	—	$434,108	—	$193,300	—	$204,250	$1,281,218

Kenneth J. LeStrange[1]	2010	$441,667	—	$4,210,100	—	—	—	$375,548	$5,027,315
Former Chairman of the Board of	2009	$916,667	—	$1,048,840	—	$2,160,000	—	$452,746	$4,578,253
Directors and Former President	2008	$1,000,000	—	$3,513,145	—	$375,000	—	$881,905	$5,770,050
and Chief Executive Officer

(1)	On March 1, 2010, Mr. LeStrange retired from the position of President and Chief Executive Officer of the Company. Mr. LeStrange remained the Chairman of the Board of Directors until March 2, 2011. This Summary Compensation Table and the succeeding explanatory notes incorporate Mr. LeStrange’s 2010 compensation as Chairman, President and Chief Executive Officer through February 28, 2010 and Mr. LeStrange’s compensation as Chairman for the remainder of 2010.

Salary
The amount of salary stated above differs from the annual base rate salary for each of the Named Executive Officers below due to salary increases effective during the year. The table below sets forth the annual base rate salary as at December 31 of each year.

		Annual Base
Name	Year	Rate Salary
David Cash	2010	$750,000
	2009	$575,000
	2008	$491,000
William M. Jewett	2010	$650,000
	2009	$572,000
	2008	$572,000
Michael J. McGuire	2010	$484,100
	2009	$470,000
	2008	$470,000
John V. Del Col	2010	$487,396
	2009	$473,200
	2008	$473,200
Michael E. Angelina	2010	$481,010
	2009	$467,000
	2008	$467,000
Kenneth J. LeStrange	2010	$350,000
	2009	$900,000
	2008	$1,000,000
Bonus
The Company paid no discretionary bonuses, or bonuses based on performance metrics that were not pre-established and communicated to the Named Executive Officers for 2010, 2009 and 2008. All annual incentive awards for 2010, 2009 and 2008 were performance-based. These payments, which were made under the Company’s annual performance-based incentive program, are reported in the Non-Equity Incentive Plan Compensation column.
Stock Awards
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted shares and restricted share units granted during 2010, 2009 and 2008. In other words, the amounts reported in the Stock Awards column are the number of restricted shares and restricted share units granted to the Named Executive Officers during a given year, multiplied by the closing price per share on the date of grant. The restricted shares were granted as part of the Company’s long-term incentive plan in March of the year listed in respect of the performance of the Company and the Named Executive Officers in the previous year. The restricted share units were granted quarterly in the year reported in lieu of a dividend price reduction on unexercised options granted to certain of the Named Executive Officers prior to 2005. The table below sets for the amount that each of the restricted share grants and the dividend option restricted share units comprised of the total amount reported in the Stock Awards column for each Named Executive Officer.

			Value of Dividend
		Value of Restricted	Option Restricted	Total Reported in Stock
Name	Year	Shares Granted	Share Units	Awards Column
David Cash	2010	$1,225,524	—	$1,225,524
	2009	$340,471	—	$340,471
	2008	$787,415	—	$787,415
William M. Jewett	2010	$2,266,669	$7,511	$2,274,180
	2009	$389,887	$9,995	$399,882
	2008	$1,154,595	$9,991	$1,164,586
Michael J. McGuire	2010	$866,386	$7,493	$873,879
	2009	$283,473	$7,467	$290,940
	2008	$559,514	$7,462	$566,976
John V. Del Col	2010	$681,442	$14,978	$696,420
	2009	$225,422	$15,008	$240,430
	2008	$635,835	$14,986	$650,821
Michael E. Angelina	2010	$672,580	—	$672,580
	2009	$157,753	—	$157,753
	2008	$434,108	—	$434,108
Kenneth J. LeStrange	2010	$3,772,467	$437,633	$4,210,100
	2009	$611,193	$437,647	$1,048,840
	2008	$3,075,815	$437,330	$3,513,145
The Company cautions that the amounts reported in the 2010 Summary Compensation Table may not represent the amounts that the Named Executive Officers will actually realize from the restricted shares and restricted share units. Whether, and to what extent, a Named Executive Officer realizes value will depend on share price fluctuations and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted shares and restricted share units is reflected in the 2010 Outstanding Equity Awards at Fiscal Year-End table. For additional information regarding the stock awards, see Note 15 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.
Option Awards
The Company did not issue any option awards in 2010, 2009 or 2008.
Non-Equity Incentive Plan Compensation
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned and payable to each Named Executive Officer for 2010, 2009 and 2008 under the Company’s annual incentive plan and the restricted cash portion of the long-term incentive award granted to each Named Executive Officer in respect of Company and individual performance in 2010. The table below sets forth the amount that each of the annual incentive compensation and restricted cash portion of long-term incentive compensation comprised of the total amount reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer.

			Restricted Cash Portion	Total Reported in Non-
		Annual Incentive	of Long-Term Incentive	Equity Incentive Plan
Name	Year	Compensation	Compensation	Compensation Column
David Cash	2010	$1,050,000	—	$1,050,000
	2009	$1,227,050	$389,952	$1,617,002
	2008	$321,600	—	$321,600
William M. Jewett	2010	$800,000	—	$800,000
	2009	$1,220,700	$387,906	$1,608,606
	2008	$341,600	—	$341,600
Michael J. McGuire	2010	$650,000	$200,000	$850,000
	2009	$1,003,000	$275,675	$1,278,675
	2008	$306,400	—	$306,400
John V. Del Col	2010	$525,000	$175,000	$700,000
	2009	$734,480	$216,828	$951,308
	2008	$235,200	—	$235,200
Michael E. Angelina	2010	$400,000	$143,750	$543,750
	2009	$724,800	$214,002	$938,802
	2008	$193,300	—	$193,300
Kenneth J. LeStrange	2010	—	—	—
	2009	$2,160,000	—	$2,160,000
	2008	$375,000	—	$375,000

The annual incentive compensation delivered to the Named Executive Officers was earned and immediately available to the Named Executive Officers upon delivery in March 2011. The restricted cash portion of the long-term incentive award vests in four equal annual installments, with vesting contingent upon continued employment of the Named Executive Officer. The 2010 annual incentive compensation and long-term incentive compensation payments and awards delivered to the Named Executive Officers were determined as described in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program.”
Change in Pension Value and Nonqualified Deferred Compensation Earnings
The Company does not have any defined benefit or actuarial pension plans (including supplemental plans), and did not provide above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified (including earnings on non-qualified defined contribution plans) to any of the Named Executive Officers in 2010.
All Other Compensation
The amounts reported in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to the Company of the (i) perquisites and other personal benefits and (ii) additional compensation required by the SEC rules to be separately quantified amounts, each as set forth in the following table. The narrative following the table describes in more detail all categories of perquisites and other personal benefits provided by the Company.

							Company
							Contributions	Life
				Club	Tax	Tax	to Defined	Insurance
		Housing	Transportation	Dues	Preparation	Reimbursement	Contribution	Premiums	Dividends	Total
Name	Year	($)	($)	($)	($)	Payments ($)	Plans ($)	($)	Paid ($)	($)
David Cash	2010	60,000	—	—	—	—	20,000	7,103	66,471	153,574
	2009	70,000	—	1,900	—	—	28,642	7,066	57,354	164,962
	2008	120,000	—	1,800	—	—	51,017	3,925	64,481	241,223

William M. Jewett	2010	7,079	15,282	—	—	17,645	17,150	10,745	100,368	168,269
	2009	5,387	10,183	—	800	7,596	17,150	11,583	73,304	126,003
	2008	—	2,965	—	—	—	16,100	9,129	91,487	119,681

Michael J. McGuire	2010	120,000	—	7,700	6,650	28,391	17,150	6,681	47,602	234,174
	2009	108,000	—	9,250	6,650	16,106	17,150	6,663	41,630	205,449
	2008	105,600	—	2,563	9,300	26,684	16,100	5,245	45,598	211,090

John V. Del Col	2010	75,171	22,107	—	2,800	70,330	17,150	5,807	44,078	237,444
	2009	74,400	14,434	—	2,500	100,294	17,150	6,066	45,254	260,098
	2008	74,400	22,587	—	4,531	27,289	16,100	3,514	58,213	206,634

Michael E. Angelina	2010	83,557	26,911	—	—	36,735	17,150	4,101	33,401	201,856
	2009	90,000	27,359	—	—	24,920	17,150	4,087	28,987	192,503
	2008	90,000	26,845	—	—	37,369	16,100	1,560	32,376	204,250

Kenneth J. LeStrange	2010	85,010	804	638	6,350	87,739	9,800	3,997	181,210	375,548
	2009	80,893	92,623	610	7,650	128,005	9,800	4,530	128,635	452,746
	2008	98,824	576,795	595	13,000	33,565	9,200	4,275	145,651	881,905

Housing Expenses. The Company reimburses each of the Named Executive Officers for housing and related expenses in Bermuda.
Transportation Expenses. The Company reimburses Messrs. LeStrange, Jewett, Del Col and Angelina for transportation expenses between their homes in the United States and the principal offices in which they are employed. Transportation costs for Mr. LeStrange include the use of corporate charter aircraft in respect of travel between the United States and his sole office location in Bermuda. Neither Mr. LeStrange nor any of the Company’s senior executives use any corporate charter aircraft for personal use.
Club Dues. The Company reimburses certain Named Executive Officers for gym and club memberships in Bermuda.
Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company provides Messrs. LeStrange, McGuire, Jewett, Del Col and Angelina with third party tax preparation assistance or, in the alternative, provides them with up to $3,600 of tax preparation expense by a third party provider selected by them.
Tax Reimbursement Payments. To the extent the Company’s housing expense reimbursement, transportation expense reimbursement or tax preparation fee are deemed to be taxable income to Messrs. LeStrange, McGuire, Jewett, Del Col or Angelina, the Company provides reimbursement for any home country taxes payable on the additional income. In addition, the Bermuda government collects from employees in Bermuda payroll and social insurance taxes.
Company Contributions to Defined Contribution Plans. The Company makes initial and matching contributions on the same terms and using the same formulas as other participating employees to each Named Executive Officer’s account under the Company’s 401(k) Plan or similar defined contribution plans.
Life Insurance Premiums. The Company provides limited life insurance to all employees, including the Named Executive Officers, at levels determined in the discretion of the individual employees, up to three times their base salary. The Company also provides Mr. Jewett with an additional $3 million of accidental death and dismemberment insurance. The amounts reported in the table above represent the premiums paid for this life and accidental death and dismemberment insurance.
Dividends Paid. The amounts included in the Dividends Paid column above represent the cash dividends paid on the unvested restricted shares held by the Named Executive Officers.

Grants of Plan-Based Awards
The following table sets forth the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2010.

								All Other
								Stock
								Awards:
								Number	Grant
								of	Date Fair
								Shares of	Value of
		Estimated Future Payouts Under			Estimated Future Payouts Under			Stock or	Stock and
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Units	Option
		(1)			(2)			(#)	Awards (3)
	Grant
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum
David Cash	3/1/2010	—	$937,500	$1,875,000	—	$1,875,000	$2,812,500	—	—

William M. Jewett	3/1/2010	—	$715,000	$1,430,000	—	$1,300,000	$1,950,000	—	—
	3/31/2010	—	—	—	—	—	—	67	$2,489
	6/30/2010	—	—	—	—	—	—	67	$2,515
	9/30/2010	—	—	—	—	—	—	63	$2,507
	12/31/2010	—	—	—	—	—	—	—	—

Michael J. McGuire	3/1/2010	—	$532,510	$1,065,020	—	$774,560	$1,161,840	—	—
	3/31/2010	—	—	—	—	—	—	50	$1,858
	6/30/2010	—	—	—	—	—	—	50	$1,877
	9/30/2010	—	—	—	—	—	—	47	$1,871
	12/31/2010	—	—	—	—	—	—	41	$1,889

John V. Del Col	3/1/2010	—	$389,917	$779,834	—	$610,870	$916,304	—	—
	3/31/2010	—	—	—	—	—	—	101	$3,752
	6/30/2010	—	—	—	—	—	—	100	$3,753
	9/30/2010	—	—	—	—	—	—	94	$3,741
	12/31/2010	—	—	—	—	—	—	81	$3,732

Michael E. Angelina	3/1/2010	—	$384,808	$769,616	—	$602,866	$904,299	—	—

Kenneth J. LeStrange	3/1/2010	—	—	—	—	—	—	—	—
	3/31/2010	—	—	—	—	—	—	2,945	$109,407
	6/30/2010	—	—	—	—	—	—	2,915	$109,400
	9/30/2010	—	—	—	—	—	—	2,749	$109,410
	12/31/2010	—	—	—	—	—	—	2,375	$109,416

(1)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2010 annual incentive compensation plan. Further discussion on the Company’s annual incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Annual Incentive Compensation.” The final 2010 payouts for the Named Executive Officers can be found under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

(2)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2010 long-term incentive compensation plan. Further discussion on the Company’s long-term incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Equity Incentive Compensation.” The final 2010 equity incentive grants for the Named Executive Officers can be found under “Stock Awards” in the Summary Compensation Table.

(3)	The grant date fair value amounts reported above represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of dividend restricted share units granted in 2010. In other words, the amounts reported in this column are the number of dividend restricted share units granted to the Named Executive Officers during 2010 multiplied by the closing price per share on the date of grant. For additional information regarding the stock and option awards, see Note 15 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K.

Equity Holdings and Value Realization
Outstanding Equity Awards at Fiscal Year End
The following table sets forth the outstanding option and stock awards held by the Named Executive Officers as of December 31, 2010.

		Option Awards					Stock Awards
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
										Plan	Market
										Awards:	or
										Number	Payout
				Equity						of	Value of
				Incentive						Unearned	Unearned
				Plan						Shares,	Shares,
				Awards:			Number		Market	Units or	Units or
		Number of	Number of	Number of			of Shares		Value of	Other	Other
		Securities	Securities	Securities			or Units		Shares or	Rights	Rights
		Underlying	Underlying	Underlying			of Stock		Units of	That	That
		Unexercised	Unexercised	Unexercised	Option		That Have		Stock That	Have	Have
		Options	Options	Unearned	Exercise	Option	Not		Have Not	Not	Not
	Grant	Exercisable	Unexercisable	Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Date	(#)	(#)	(#)	($)	Date	(#)		($)(1)	(#)	($)
David Cash	12/26/01	291,758	—	—	$12.87	12/26/2011	—		—	—	—
	6/1/07	—	—	—	—	—	8,450	(2)	389,292	—	—
	9/28/07	—	—	—	—	—	2,668	(3)	122,915	—	—
	3/1/08	—	—	—	—	—	10,018	(4)	461,529	—	—
	3/1/09	—	—	—	—	—	11,415	(5)	525,889	—	—
	3/1/10	—	—	—	—	—	31,807	(6)	1,465,348	—	—

William M. Jewett	12/18/02	5,000	—	—	$12.87	12/18/2012	—		—	—	—
	6/1/07	—	—	—	—	—	8,450	(2)	389,292	—	—
	9/28/07	—	—	—	—	—	1,334	(3)	61,457	—	—
	3/1/08	—	—	—	—	—	14,691	(4)	676,814	—	—
	3/1/09	—	—	—	—	—	13,072	(5)	602,227	—	—
	3/1/10	—	—	—	—	—	27,189	(6)	1,252,697	—	—
	3/1/10	—	—	—	—	—	31,640	(6)	1,457,655	—	—

Michael J. McGuire	4/7/03	7,500	—	—	$24.00	4/7/2013	—		—	—	—
	4/7/03	5,000	—	—	$16.87	4/7/2013	—		—	—	—
	6/1/07	—	—	—	—	—	5,075	(2)	233,805	—	—
	9/28/07	—	—	—	—	—	1,334	(3)	61,457	—	—
	3/1/08	—	—	—	—	—	7,119	(4)	327,972	—	—
	3/1/09	—	—	—	—	—	9,504	(5)	437,849	—	—
	3/1/10	—	—	—	—	—	22,486	(6)	1,035,930	—	—

		Option Awards					Stock Awards
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
										Plan	Market
										Awards:	or
										Number	Payout
				Equity						of	Value of
				Incentive						Unearned	Unearned
				Plan						Shares,	Shares,
				Awards:			Number		Market	Units or	Units or
		Number of	Number of	Number of			of Shares		Value of	Other	Other
		Securities	Securities	Securities			or Units		Shares or	Rights	Rights
		Underlying	Underlying	Underlying			of Stock		Units of	That	That
		Unexercised	Unexercised	Unexercised	Option		That Have		Stock That	Have	Have
		Options	Options	Unearned	Exercise	Option	Not		Have Not	Not	Not
	Grant	Exercisable	Unexercisable	Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Date	(#)	(#)	(#)	($)	Date	(#)		($)(1)	(#)	($)
John V. Del Col	1/14/03	10,000	—	—	$14.66	1/14/2013	—		—	—	—
	1/14/03	15,000	—	—	$21.79	1/14/2013	—		—	—	—
	6/1/07	—	—	—	—	—	6,875	(2)	316,731	—	—
	9/28/07	—	—	—	—	—	1,334	(3)	61,457	—	—
	3/1/08	—	—	—	—	—	8,091	(4)	372,752	—	—
	3/1/09	—	—	—	—	—	7,558	(5)	348,197	—	—
	3/1/10	—	—	—	—	—	17,686	(6)	814,794	—	—

Michael E. Angelina	6/1/07	—	—	—	—	—	3,400	(2)	156,638	—	—
	3/1/08	—	—	—	—	—	5,524	(4)	254,491	—	—
	3/1/09	—	—	—	—	—	5,289	(5)	243,664	—	—
	3/1/10	—	—	—	—	—	17,456	(6)	804,198	—	—

Kenneth J. LeStrange	12/14/01	437,638	—	—	$20.00	12/14/2011	—		—	—	—
	12/14/01	256,454	—	—	$12.87	12/14/2011	—		—	—	—
	6/1/07	—	—	—	—	—	18,940	(2)	872,566	—	—
	3/1/08	—	—	—	—	—	39,133	(4)	1,802,857	—	—
	3/1/09	—	—	—	—	—	20,492	(5)	944,066	—	—
	3/1/10	—	—	—	—	—	97,910	(6)	4,510,714	—	—

(1)	Values determined based on a closing price of the Company’s ordinary shares of $46.07 on December 31, 2010.

(2)	Restricted shares with one remaining vesting date, vesting 100% on June 1, 2011.

(3)	Restricted shares with one remaining vesting date, vesting 100% on March 1, 2011.

(4)	Restricted shares with two remaining vesting dates, vesting 50% on each of March 1, 2011 and March 1, 2012.

(5)	Restricted shares with three remaining vesting dates, vesting 33% on each of March 1, 2011, March 1, 2012 and March 1, 2013.

(6)	Restricted shares with four remaining vesting dates, vesting 25% on each of March 1, 2011, March 1, 2012, March 1, 2013 and March 1, 2014.

Option Exercises and Stock Vested
The following tables set forth the options exercised and the stock awards vested by the Named Executive Officers during the year ended December 31, 2010.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on		Acquired on	Value Realized on
	Exercise	Value Realized on	Vesting	Vesting
Name	(#)	Exercise	(1)(#)	(2)
David Cash	—	—	21,264	$797,670
William M. Jewett	10,000	241,800	30,018	$1,115,713
Michael J. McGuire	—	—	15,693	$589,898
John V. Del Col	—	—	17,591	$658,420
Michael E. Angelina	—	—	13,238	$492,324
Kenneth J. LeStrange	400,000	9,127,887	60,569	$2,285,240

(1)	Represents total number of restricted shares and restricted share units vested during the period, a portion of which was delivered in the Company’s ordinary shares and the remainder of which was delivered in cash.

(2)	Represents the dollar value of the total number of restricted shares and restricted share units that vested and converted during the period based on the closing price of the ordinary shares on the date of vesting and conversion (or, if not a trading day, the trading day immediately preceding the date of vesting and conversion).
Post-Employment Benefits
Pension Benefits
The Company does not have or provide for any of its employees, including the Named Executive Officers, a plan that provides for specified retirement payments or benefits.
Non-Qualified Deferred Compensation
The Company does not currently have an active defined contribution or other plan that provides for the deferral of compensation for its U.S. based employees on a basis that is not tax-qualified. The Company’s defined contribution plans for its non-U.S. based employees are available generally to the Company’s non-U.S. based employees and offer similar terms and conditions to the Company’s 401(k) plan, with such variations as are required by applicable law.
Employment Contracts
Chairman of the Board
On February 17, 2010, Mr. LeStrange notified the Board of Directors of the Company that he would retire from his role as President and Chief Executive Officer of the Company effective as of March 1, 2010 and that he would continue in the role of Chairman of the Board of the Company until March 2, 2011. In connection with this notification, on February 26, 2010, the Company and Mr. LeStrange entered into an employment agreement for the position of non-executive Chairman of the Board as described under the section captioned “Compensation of Directors” above.
Chief Executive Officer
On February 17, 2010, the Company entered into amended and restated employment agreement (the “Cash Employment Agreement”) with Mr. Cash, in connection with his promotion to the position of Chief Executive Officer.

The Cash Employment Agreement is for a one year term, followed by automatic one-year renewals, unless notice of separation from service is provided by the Company or Mr. Cash at least 90 days prior to the end of the term. The Cash Employment Agreement specifies for Mr. Cash an annual base salary of $750,000, subject to increase in the discretion of the Board of Directors of the Company. The Cash Employment Agreement also provides Mr. Cash with the opportunity to earn annual cash incentive compensation up to 250% of his annual base salary and long-term incentive compensation up to 375% of his annual base salary, each payable at the discretion of the Board of Directors of the Company. The Cash Employment Agreement provides for reimbursement for Mr. Cash’s Bermuda housing expenses.
Under the Cash Employment Agreement, the Company may separate Mr. Cash’s service from the Company as a result of disability, for cause or without cause. Mr. Cash may separate his service from the Company at any time, with or without good reason. Mr. Cash’s service from the Company will automatically be severed upon his death.
Under the Cash Employment Agreement, in the event of separation of Mr. Cash’s service from the Company, Mr. Cash will be entitled to severance which, depending upon the circumstances of Mr. Cash’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Cash is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”
To receive the severance described above, Mr. Cash is required to execute a general release of claims against the Company. Mr. Cash’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Cash’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.
Under the Cash Employment Agreement, Mr. Cash is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Cash’s non-competition and non-solicitation obligations extend for one year following his separation from service.
President
On February 17, 2010, the Company entered into an amended and restated employment agreement (the “Jewett Employment Agreement”) with Mr. Jewett, in connection with his promotion to the position of President.
The Jewett Employment Agreement was for an initial term of February 17, 2010 through November 12, 2010, at which time it was then automatically renewed for one-year renewals unless notice of separation from service is provided by the Company or the executive at least 90 days prior to the end of the term. The Jewett Employment Agreement specifies for Mr. Jewett an annual base salary of $650,000, subject to increase in the discretion of the Board of Directors of the Company. The Jewett Employment Agreement also provides Mr. Jewett with the opportunity to earn annual cash incentive compensation up to 220% of his annual base salary and long-term incentive compensation up to 300% of his annual base salary, each payable at the discretion of the Board of Directors of the Company. The Jewett Employment Agreement provides for reimbursement for housing expenses for Mr. Jewett, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements for Mr. Jewett. The Jewett Employment Agreement also obligates the Company to purchase an accidental death and dismemberment insurance policy having a death benefit of at least $1,000,000.

Under the Jewett Employment Agreement, the Company may separate Mr. Jewett’s service from the Company as a result of disability, for cause or without cause. Mr. Jewett may separate his service from the Company at any time without good reason and, following a change in control, with good reason. Mr. Jewett’s service from the Company will automatically be severed upon his death.
Under the Jewett Employment Agreement, in the event of separation of Mr. Jewett’s service from the Company, Mr. Jewett will be entitled to severance which, depending upon the circumstances of Mr. Jewett’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Jewett is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”
To receive the severance described above, Mr. Jewett is required to execute a general release of claims against the Company. Mr. Jewett’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Jewett’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.
Under the Jewett Employment Agreement, Mr. Jewett is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Jewett’s non-competition and non-solicitation obligations extend for six months following his separation from service.
Other Named Executive Officers
The Company has entered into employment agreements with certain of its executive officers, including Messrs. McGuire, Del Col and Angelina (collectively, the “Executive Officer Agreements”).
The Executive Officer Agreements are for one year initial terms, after which the Executive Officer Agreements automatically renew for one-year additional one year terms, unless notice of separation from service is provided by the Company or the executive at least 90 days prior to the end of the term. The Executive Officer Agreements specify for Messrs. McGuire, Del Col and Angelina an annual base salary, subject to increase in the discretion of the Board of Directors of the Company. The Executive Officer Agreements also provide Messrs. McGuire, Del Col and Angelina with the opportunity to earn annual cash incentive compensation and long-term incentive compensation, each payable at the discretion of the Board of Directors of the Company. The Executive Officer Agreements provide for reimbursement for housing expenses for Messrs. McGuire, Del Col and Angelina, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements for Messrs. McGuire, Del Col and Angelina.

Under the Executive Officer Agreements, the Company may separate the service of Messrs. McGuire, Del Col and Angelina from the Company as a result of disability, for cause or without cause. Messrs. McGuire, Del Col and Angelina may separate their service from the Company at any time without good reason and, following a change in control, with good reason. The service of Messrs. McGuire, Del Col or Angelina will automatically be severed upon the death of Messrs. McGuire, Del Col and Angelina.
Under the Executive Officer Agreements, in the event of separation of the service of Messrs. McGuire, Del Col or Angelina from the Company, Messrs. McGuire, Del Col or Angelina will be entitled to severance which, depending upon the circumstances of Messrs. McGuire’s, Del Col’s or Angelina’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sump payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Messrs. McGuire, Del Col or Angelina are entitled upon the severance of their service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”
To receive the severance described above, Messrs. McGuire, Del Col or Angelina would be required to execute a general release of claims against the Company. The severance of Messrs. McGuire, Del Col or Angelina may be delayed for six months following a separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, the severance of Messrs. McGuire, Del Col or Angelina may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.
Under the Executive Officer Agreements, Messrs. McGuire, Del Col and Angelina are subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Messrs. McGuire’s, Del Col’s and Angelina’s non-competition and non-solicitation obligations extend for six months following their separation from service.
Potential Payments Upon Termination of Employment or Change in Control
Termination of Employment
In connection with the employment agreements as described above, the Named Executive Officers are entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us. The Named Executive Officers’ employment relationships with the Company may be terminated for any of the following reasons: (i) the Named Executive Officer’s death or disability, (ii) by the Company with or without cause or (iii) by the Named Executive Officer with or without good reason. With respect to each Named Executive Officer, “disability,” “cause,” and “good reason” are defined in the Cash Agreement, the Jewett Agreement or the applicable Executive Officer Agreement.
Upon a termination of a Named Executive Officer’s employment, and subject to the execution of a general release of claims by the Named Executive Officer, the Named Executive Officer will become entitled to a combination of some or all of the following benefits:
•	an amount equal to base salary through the date of termination;

•	any earned but unpaid annual incentive compensation for the last completed calendar year during the term of employment;

•	a cash sum equal to the pro rata portion of the Named Executive Officer’s target annual incentive compensation for any partial year worked by the Named Executive Officer;

•	a cash sum equal to the average annual incentive compensation paid to the Named Executive Officer over the past three years;

•	up to 12 months base salary, to be paid in installments following the termination of employment;

•	accelerated vesting of a portion of the Named Executive Officer’s outstanding unvested equity incentives;

•	the continuation of benefits during for up to 12 months after termination;

•	the continuation of housing expenses for up to 3 months after termination;

•	reimbursement of tax preparation expenses; and

•	reimbursement of relocation expenses.

The estimated payments and benefits provided upon each type of termination are summarized in the following table as if the termination had occurred on December 31, 2010, using the closing price of $46.07 on December 31, 2010 and the employment agreements in effect on that date. In addition, with the assumption of a December 31 termination of employment, the estimated pro rata bonus calculations provided in the following table reflect an accrual for a full calendar year. Actual amounts payable following a termination or change in control would differ from the amounts shown, perhaps significantly, and would depend on the particular facts and circumstances pertaining at the time.
David Cash

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	750,000	750,000	—	1,500,000	—	—
Bonus	—	937,500	937,500	—	2,545,733	937,500	—
Accelerated Vesting of Awards	—	1,384,358	1,384,358	—	3,263,034	—	3,263,034
Housing Expenses	15,000	15,000	15,000	15,000	15,000	15,000	15,000
Continuation of Health Benefits	—	17,860	17,860	—	17,860	—	—
Tax Preparation Expenses (1)	—	—	—	—	—	—	—
Vacation Days (2)	18,750	18,750	18,750	18,750	18,750	18,750	18,750
Relocation Expenses (3)	—	—	—	—	—	—	—

Total	33,750	3,123,468	3,123,468	33,750	7,360,377	971,250	3,296,784
William M. Jewett

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	650,000	—	—	650,000	—	—
Bonus	—	715,000	—	—	1,589,867	715,000	—
Accelerated Vesting of Awards	—	1,779,070	—	—	4,751,881	—	4,736,540
Housing Expenses	—	—	—	—	—	—	—
Continuation of Health Benefits	—	23,365	—	—	23,365	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	16,250	16,250	16,250	16,250	16,250	16,250	16,250
Relocation Expenses (3)	10,200	10,200	10,200	10,200	10,200	10,200	10,201

Total	30,050	3,197,485	30,050	30,050	7,045,163	745,050	4,766,591

Michael J. McGuire

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	484,100	—	—	484,100	—	—
Bonus	—	532,510	—	—	1,156,710	532,510	—
Accelerated Vesting of Awards	—	—	—	—	2,321,042	—	2,307,728
Housing Expenses	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Continuation of Health Benefits	—	8,712	—	—	8,712	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,103	12,103	12,103	12,103	12,103	12,103	12,103
Relocation Expenses (3)	10,200	10,200	10,200	10,200	10,200	10,200	10,201

Total	55,903	1,081,225	55,903	55,903	4,026,467	588,413	2,363,631
John V. Del Col

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	487,396	—	—	487,396	—	—
Bonus	—	389,917	—	—	926,023	389,917	—
Accelerated Vesting of Awards	—	—	—	—	2,103,274	—	2,076,553
Housing Expenses	18,600	18,600	18,600	18,600	18,600	18,600	18,600
Continuation of Health Benefits	—	8,712	—	—	8,712	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,185	12,185	12,185	12,185	12,185	12,185	12,185
Relocation Expenses (3)	—	10,200	—	—	10,200	10,200	—

Total	34,385	930,610	34,385	34,385	3,569,990	434,502	2,110,938

Michael E. Angelina

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	481,010	—	—	481,010	—	—
Bonus	—	384,808	—	—	844,352	384,808	—
Accelerated Vesting of Awards	—	—	—	—	2,038,207	—	2,038,207
Housing Expenses	16,500	16,500	16,500	16,500	16,500	16,500	16,500
Continuation of Health Benefits	—	8,712	—	—	8,712	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,025	12,025	12,025	12,025	12,025	12,025	12,025
Relocation Expenses (3)	—	10,200	—	—	10,200	10,200	—

Total	32,125	916,855	32,125	32,125	3,414,606	427,133	2,070,332
Kenneth J. LeStrange

					Without
					Cause or
					with Good
				By Executive	Reason
	By Company	By Company	By Executive	without	Following a
	with Cause	without	with Good	Good Reason	Change in	Death or	Retirement
Benefit	($)	Cause ($)	Reason ($)	($)	Control ($)	Disability ($)	at Age 65 ($)
Salary	—	350,000	350,000	—	350,000	—	—
Bonus	—	1,982,500	1,982,500	—	1,982,500	437,500	—
Accelerated Vesting of Awards	—	4,454,923	4,454,923	—	8,909,846	—	8,130,203
Housing Expenses	20,100	20,100	20,100	20,100	20,100	20,100	20,100
Continuation of Health Benefits	—	8,712	8,712	—	8,712	—	—
Tax Preparation Expenses (1)	—	3,600	3,600	—	3,600	3,600	—
Vacation Days (2)	—	—	—	—	—	—	—
Relocation Expenses (3)	—	10,200	10,200	—	10,200	10,200	—

Total	20,100	6,830,035	6,830,035	20,100	11,284,958	471,400	8,150,303

(1)	Estimated tax preparation payment based upon an assumed $3,600 maximum reimbursable payment in the event the executive chooses a tax preparation provider other than the Company’s selected tax preparation provider.

(2)	Estimated vacation day payment based upon an assumed five accrued and unused vacation days and a year of 200 working days.

(3)	Estimated relocation expense payment based upon average cost to the Company of relocations of similarly situated employees.

Change in Control
Under the Company’s Amended and Restated 2002 Stock Option Plan upon the occurrence of a change in control and under the Company’s 2007 Equity Incentive Plan (together with the 2002 Stock Option Plan, the “Plans”) upon the occurrence of a change in control and termination of employment within 24 month of the change in control, outstanding options vest and become immediately exercisable and remain exercisable through the remainder of their term and outstanding restricted share units vest and convert into cash or ordinary shares. In the event of certain types of changes in control, both the outstanding options and restricted share units convert immediately into cash. Under the Plans, a change in control occurs if any one of the following events occurs:
•	A person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company.

•	The composition of a majority of the Company’s Board is comprised of directors who were not recommended for election to the shareholders of the Company by a majority of the incumbent board.

•	The Company reorganizes, amalgamates, merges, consolidates or sells or otherwise disposes of all or substantially all of its assets, other than in a transaction in which (i) the ordinary shareholders immediately prior to the transaction beneficially own more than 60% of the outstanding shares of common stock, and the combined voting power of the entity resulting from the transaction in substantially the same proportions as immediately prior to the transaction, (ii) no person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company and (iii) individuals who were members of the Company’s Board of Directors constitute at least a majority of the members of the board of directors of the resulting entity.

•	The Company liquidates or dissolves.
If a change in control occurred on December 31, 2010 and the employment of each of the Named Executive Officers was terminated, the Named Executive Officers would have become entitled to receive the following amounts in the form of cash or ordinary shares of the Company. The following amounts represent the dollar value of the Named Executive Officers’ unvested restricted shares, restricted share units, restricted cash and options as of December 31, 2010, based upon the closing price on December 31, 2010 of the Company’s ordinary shares.

		Restricted	Restricted
	Restricted	Share Units	Cash	Options
Name	Shares ($)	($)	($)	($)	Total ($)
David Cash	2,964,973	—	298,061	—	3,263,034
William M. Jewett	4,440,042	15,341	296,498	—	4,751,881
Michael J. McGuire	2,097,014	13,314	210,713	—	2,321,042
John V. Del Col	1,913,932	26,721	162,621	—	2,103,274
Michael E. Angelina	1,874,634	—	163,573	—	2,038,207
Kenneth J. LeStrange	8,130,203	779,643	—	—	8,909,846
Compensation Committee Interlocks and Insider Participation
None of the directors that served on the Compensation Committee during 2010 has ever served as an employee or officer of the Company or has any other material relationship with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table lists the beneficial ownership of each person or group who, as of March 10, 2011, owned, to the Company’s knowledge, more than 5% of the Company’s [     ] ordinary shares outstanding as of that date.

	Number of
Name and Address of Beneficial Owner (1)	Shares (2)	Percentage
FMR LLC (3)	4,758,181	[ ]	%
BlackRock, Inc. (4)	3,913,570	[ ]	%

(1)	The address for each beneficial owner is listed in the relevant footnote.

(2)	Includes the outstanding ordinary shares and assumes the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vested at March 10, 2011 with respect to each shareholder.

The Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company’s ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See “Voting Rights and Solicitation of Proxies — Voting at the Annual General Meeting.”

(3)	The following information is based on the Schedule 13G filed on February 14, 2011 by FMR LLC.

Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 4,757,525 ordinary shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 2,600,000 shares or 5.331% of the Common Stock outstanding. Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 4,757,525 ordinary shares owned by the Funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 656 ordinary shares beneficially owned through Strategic Advisers, Inc.

(4)	The information included herein is based on the Schedule 13G filed on February 4, 2011 by BlackRock, Inc. The address of the beneficial owner is 40 East 52nd Street, New York, NY 10022. The Company’s ordinary shares are owned by various affiliates of BlackRock Inc. No one person is known to own more than five percent of the outstanding ordinary shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table summarizes the beneficial ownership as of March 10, 2011 of the ordinary shares of the Company by each director, each director nominee and each named executive officer of the Company and all such directors and executive officers of the Company as a group.

Name and Address of Beneficial	Number of	Number of
Owner (1)	Options	Shares	Total (2)	Percentage
Directors
John T. Baily (3)	5,000	16,400	21,400	*
Norman Barham	—	20,386	20,386	*
Galen R. Barnes	5,000	11,886	16,886	*
William H. Bolinder	10,000	12.386	22,386	*
Susan Fleming Cabrera	—	—	—	*
Steven W. Carlsen	—	42,336	42,336	*
David Cash	291,758	191,721	483,479	[ ]	%
William M. Jewett	5,000	203,024	208,024	*
Kenneth J. LeStrange	694,092	307,411	1,001,503	[ ]	%
Scott D. Moore	—	—	—	*
Brendan R. O’Neill	—	11,886	11,886	*
William J. Raver	—	10,112	10,112	*
Robert A. Spass (4)	253,892	4,644	258,536	*

Named Executive Officers
Michael E. Angelina	—	46,812	46,812	*
John V. Del Col	25,000	94,920	119,920	*
Michael J. McGuire	12,500	96,949	109,449	*
All directors and executive officers as a group	1,302,242	1,058,499	2,373,115	[ ]	%

*	Less than 1%. On March 10, 2011, there were [ ] ordinary shares outstanding.

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)	Includes the outstanding ordinary shares and assumes full conversion into ordinary shares of all outstanding class A shares and the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vesting within 60 days of March 10, 2011 with respect to each shareholder.

The Company’s Amended and Restated Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company’s ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See “Questions and Answers Regarding the Annual General Meeting.”

(3)	Includes 4,000 ordinary shares owned by Mr. Baily’s wife.

(4)	Number of options listed consists of 253,892 warrants to purchase ordinary shares held by Mr. Spass. Mr. Spass’ ordinary shares are owned by Capital Z Partners Management, LLC, an entity in which Mr. Spass owns a non-controlling limited liability interest. Mr. Spass disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS
Transactions with BlackRock, Inc.
On February 4, 2011, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC disclosing that its subsidiaries held, in the aggregate, approximately 8% of Endurance’s ordinary shares as of December 31, 2010. Since 2002, subsidiaries of BlackRock have provided the Company and its subsidiaries with various investment management, investment accounting and risk analysis services. During the year ended December 31, 2010, the Company paid or accrued fees of approximately $3.7 million for services provided by subsidiaries of BlackRock. All fee arrangements were made pursuant to arm’s length transactions at prevailing market rates for the services rendered. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Nominating and Corporate Governance Committee of the Board, at its meeting in February of 2011, reviewed and ratified the various relationships and transactions by and among the Company, BlackRock and their applicable affiliated companies.
Transactions with Fidelity Management & Research Company
On February 14, 2011, Fidelity Management & Research Company (“Fidelity”) filed a Schedule 13G/A with the SEC disclosing that its subsidiaries held, in the aggregate, approximately 9.76% of Endurance’s ordinary shares as of December 31, 2010. Fidelity has held greater than 5% of the Company’s ordinary shares since 2005. Subsidiaries of Fidelity provide the Company and its subsidiaries with investment management services. During the year ended December 31, 2010, the Company paid or accrued fees of approximately $2.3 million for those services. All fee arrangements were entered into pursuant to arm’s length transactions at prevailing market rates for the services rendered. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Nominating and Corporate Governance Committee of the Board, at its meeting in February of 2011, reviewed and ratified the various relationships and transactions by and among the Company, Fidelity and their applicable affiliated companies.
Transaction with Perry Corp.
On January 23, 2011, the Company entered into an agreement to repurchase its ordinary shares and options to purchase its ordinary shares held by two affiliated funds of Perry Corp., which was a founding shareholder of the Company. Richard C. Perry, the President and sole stockholder of Perry Corp., was a member of the Board of Directors of the Company at the time of the repurchase. The Company repurchased 7,143,056 ordinary shares and options to purchase 10,000 ordinary shares. The aggregate repurchase price for the ordinary shares and options was $321.5 million. The repurchase price per ordinary share was $44.99, the closing price for the Company’s ordinary share on the New York Stock Exchange on January 21, 2011 and a discount of approximately 1% from the volume weighted average price of the Ordinary Shares for the 10 day period ending on January 21, 2011. The options were repurchased based on a price of $44.99 per share, less the applicable exercise price for such options. The Company used existing cash on hand to fund the repurchase. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Board, at a meeting held on January 23, 2011, reviewed and approved the terms of the repurchase transaction among the Company, Perry Partners International, Inc., Perry Partners, L.P., Perry Corp. and Richard C. Perry. Mr. Perry recused himself from the meeting of the Board at which the repurchase transaction was considered and approved.
Transaction with Robert A. Spass
On February 28, 2011, the Company entered into an agreement with Mr. Spass to purchase from Mr. Spass warrants exercisable for 90,000 ordinary shares of the Company having an exercise price on the date of the agreement of $12.87 per ordinary share (the “Warrant Purchase Agreement”). The Warrant Purchase Agreement provided that the Company would purchase the warrants from Mr. Spass at a purchase price of $36.72 per warrant, which represented the closing price for the Company’s ordinary shares on the New York Stock Exchange on February 28, 2011, less the exercise price of the warrants. The transactions contemplated by the Warrant Purchase Agreement closed on March 1, 2011. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Board, at a meeting held on February 23, 2011, reviewed and approved the terms of the repurchase transaction between the Company and Mr. Spass. Mr. Spass recused himself from that portion of the meeting at which the proposed repurchase transaction was considered and approved.

REPORT OF THE AUDIT COMMITTEE
The following report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.
Messrs. Baily, O’Neill, Raver and Spass currently serve on the Audit Committee. Mr. O’Neill will continue as a member of the Audit Committee, assuming he is re-elected to the Board of Directors by the shareholders. Messrs. Baily and Raver will also remain members of the Audit Committee.
After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the applicable NYSE Corporate Governance Rules, (2) all current Audit Committee members are financially literate, and (3) Mr. Baily qualifies as an “audit committee financial expert” as defined by SEC rules promulgated under the Exchange Act. Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.
The Board of Directors appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy in light of applicable NYSE rules. The charter is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (1)-(3) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.
During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K, the Audit Committee:
•	reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K with management and the Company’s independent auditors;

•	reviewed and discussed the Company’s quarterly earnings press releases and related materials;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	reviewed the Company’s loss reserves;

•	reviewed and discussed the Company’s risk assessment and risk management, including the guidelines and policies governing the process of monitoring and controlling the Company’s major financial risk exposures;

•	met separately with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•	discussed with the Company’s senior management, independent auditors and internal auditors the process used for the Company’s chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-K and other periodic filings with the SEC;

•	reviewed the performance of the Company’s internal audit and Sarbanes-Oxley functions;

•	reviewed the Company’s whistleblower policy and its application;

•	reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (2) the written communication from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the independence of the independent auditors, (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, “Communication with Audit Committees” and Statement on Auditing Standards No. 90, “Audit Committee Communications” and (4) responsibilities, budget and staffing of the Company’s internal audit function;

•	received from the independent auditors written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent auditors the independent auditors’ independence;

•	based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the Annual Report on Form 10-K; and

•	determined that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors and established clear hiring policies for employees or former employees of the Company’s independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under “Audit Fees.”
While the Audit Committee has the duties and responsibilities set forth in above and in its charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations, its Code of Business Conduct and Ethics or its Corporate Governance Guidelines.
In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.
The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.
Respectfully submitted,
John T. Baily (Chairman)
Brendan R. O’Neill
William J. Raver
Robert A. Spass

AUDIT FEES
Ernst & Young Ltd. Fees and Services

	2010	2009
	Actual Fees ($)	Actual Fees ($)
Audit Fees	3,792,020	3,537,427
Audit-Related Fees	111,980	105,825
Tax Fees	10,000	—
All Other Fees	—	—

Total Fees	3,914,000	3,643,252

Audit fees for 2010 and 2009 consist of fees paid to Ernst & Young Ltd. for professional services for the audit of the Company’s annual consolidated financial statements, review of quarterly consolidated financial statements, audit of annual statutory statements and services that are normally provided by independent auditors in connection with statutory, 404 attestation services, comfort letters, SEC and regulatory filings or engagements.
Audit-related fees for 2010 and 2009 consist of fees paid to Ernst & Young Ltd. for employee benefit plan audits, accounting consultations, consultations concerning accounting and reporting standards, consultation regarding certain regulatory matters and access to certain accounting and auditing information.
Tax fees for 2010 consist of fees paid to Ernst & Young LLP for services for tax planning and tax advice related to transfer pricing.
The Audit Committee concluded that the provision of the services listed above was compatible with maintaining the independence of Ernst & Young Ltd.
Pre-Approval Policies and Procedure
The Audit Committee is responsible for appointing the Company’s independent auditor and approving the terms of the independent auditor’s services. The Audit Committee has established the following policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Ernst & Young Ltd.
Prior to the engagement of the independent auditor for any audit or non-audit services, management submits a proposal for such services to the Audit Committee. The Audit Committee reviews such proposals and provides its consent only after first considering whether the proposed services are consistent with the SEC’s rules on auditor independence. Also, in determining whether to grant pre-approval of any non-audit services, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:
•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.
The Audit Committee has delegated its pre-approval authority to its Chairman for matters arising between meetings of the Audit Committee. Any pre-approval of a service by the Chairman of the Audit Committee is subject to ratification by the Audit Committee at its next scheduled meeting.
During 2010, the Audit Committee approved all of Ernst & Young Ltd.’s audit and permissible non-audit services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, Company equity securities with the SEC. Based on a review of such reports, and on written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except the inadvertent late filing of one Form 4 for John T. Baily, which reported the purchase of ordinary shares under an automatic dividend reinvestment purchase program.
OTHER MATTERS
The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this proxy statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2012
Under the U.S. federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance’s proxy materials for the 2012 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda addressed to the Secretary by November [     ], 2011. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.
In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February [     ], 2012.
If a shareholder desires to nominate one or more individuals for election as directors at the 2012 Annual General Meeting, written notice of such shareholder’s intent to make such a nomination must be received by the Company at its registered office not later than November [     ], 2011 and no earlier than October [     ], 2011. Any notice for a director nomination shall include the information set forth under “Board of Directors — Director Nominee Process” above.
ANNUAL REPORT ON FORM 10-K, CORPORATE GOVERNANCE GUIDELINES
AND CODE OF BUSINESS CONDUCT AND ETHICS
The Company’s Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s:
•	Annual Report on Form 10-K, including exhibits, as filed with the SEC;

•	Corporate Governance Guidelines;

•	Code of Business Conduct and Ethics; and

•	Charters of the committees of the Board of Directors.
If you would like a copy of any of the above referenced documents, contact Investor Relations, Endurance Specialty Holdings Ltd., Suite No. 784, 48 Par-la-Ville Road, Hamilton HM 11, Bermuda. In addition, financial reports and filings with the SEC, including the Annual Report on Form 10-K, are available on the internet at www.sec.gov. Company information, including the formal charters of each of the committees of the Board of Directors, as well as the Company’s Corporate Governance Guidelines and Code of Business Conduct, is also available on the Company’s web site at www.endurance.bm.

APPENDIX A
THIRD AMENDMENT TO
2007 EQUITY INCENTIVE PLAN
OF
ENDURANCE SPECIALTY HOLDINGS LTD.
WHEREAS, Endurance Specialty Holdings Ltd. (the “Company”) desires to amend the 2007 Equity Incentive Plan (as amended and in effect, the “Plan”) of the Company to provide increased discretion in granting equity incentives to non-employee directors (the “Plan Amendment”); and
WHEREAS, on February 23, 2011, subject to shareholder approval, the Board of Directors of the Company approved the Plan Amendment.
NOW THEREFORE, the Plan is hereby amended as follows:
1.	Section 7 of the Plan is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

“7. Non-Employee Director Options and Restricted Shares
(a) The Committee may from time to time grant to the Directors Incentive Awards. The Committee shall have the authority to grant from time to time to one or more Directors additional Incentive Awards as compensation for service as a non-executive chairman of the Board, a lead director of the Board or a chairman of a standing or ad-hoc committee of the Board. In addition, the Committee shall have the authority to grant from time to time to one or more Directors Incentive Awards in lieu of all or a portion of such Directors’ cash compensation. The terms and conditions of the Incentive Awards granted to Directors shall be determined by the Committee at the time of grant of such Incentive Awards, subject to the following limitations.
(b) Option Term. Each Option granted to a Director under this Plan shall expire on the earlier of (1) the tenth annual anniversary of the date of grant of such Option or (2) the first anniversary of the last day on which a Director serves on the Board.
(c) Exercisability of Options. Each Option granted to a Director under this Plan shall be exercisable on or after the first anniversary of the date of grant of such Option and shall remain exercisable until the expiration of such Option.
(d) Non-Qualified Options. Each Option granted to a Director under this Plan shall be a NQSO.
(e) Vesting of Incentive Awards Granted to Directors. At the time of the grant of any Incentive Awards to Directors, the Committee shall establish a vesting date or vesting dates with respect to such Incentive Awards or such other conditions or restrictions to vesting as it deems appropriate; provided, that, other than Share Bonuses, none of the Incentive Awards granted to Directors pursuant to this Section 7 shall vest in advance of the 12 month anniversary of the date of grant.”
2.	The Plan Amendment shall be effective upon approval of the shareholders of the Company at the 2011 Annual General Meeting on May 11, 2011. If the Plan Amendment is not so approved at such meeting, then the Plan Amendment shall be void ab initio.
3.	Except herein above provided, the Plan is hereby ratified, confirmed and approved in all respects.

A-1

APPENDIX B
FIRST AMENDMENT TO
ENDURANCE SPECIALTY HOLDINGS LTD.
EMPLOYEE SHARE PURCHASE PLAN
WHEREAS, Endurance Specialty Holdings Ltd. (the “Company”) desires to amend its Employee Share Purchase Plan (as in effect, the “Plan”) to increase the number of the Company’s ordinary shares, par value $1.00 per share (“Ordinary Shares”), reserved for sale under the Plan from 200,000 Ordinary Shares to 400,000 Ordinary Shares (the “Plan Amendment”); and
WHEREAS, on February 23, 2011, subject to shareholder approval, the Board of Directors of the Company approved the Plan Amendment.
NOW THEREFORE, the Plan is hereby amended as follows:
1.	Section 3(b) of the Plan is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:
“a. Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be 400,000. Such Shares shall be authorized and unissued Shares. If the total number of Shares which would otherwise be purchased pursuant to options granted hereunder on an Exercise Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding) or there is insufficient unissued share capital of the Company, the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.”
2.	The Plan Amendment shall be effective upon approval of the shareholders of the Company at the 2011 Annual General Meeting on May 11, 2011. If the Plan Amendment is not so approved at such meeting, then the Plan Amendment shall be void ab initio.
3.	Except herein above provided, the Plan is hereby ratified, confirmed and approved in all respects.

B-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET
http://www.proxyvoting.com/enh
Endurance Specialty Holdings Ltd.	Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
94073	94080

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 5, 6 AND 7, AND FOR AN ADVISORY VOTE EVERY THREE YEARS FOR PROPOSAL 4.	Please mark your votes as indicated in this example	☒

1. Election of directors

		Election of the five directors of the	Direction of the Company to elect	2.	To appoint Ernst & Young Ltd. as the	FOR	AGAINST	ABSTAIN
		Company listed below (Nos. 1 through 5):	the slate of five director designees		Company’s independent registered public
			of Endurance Worldwide Holdings		Accounting firm for the year ending December	☐	☐	☐
☐	Mark here to vote	01 – William H. Bolinder	Limited listed below (Nos. 9		31, 2011 and to authorize the Board of
	FOR all nominees	02 – Susan Fleming Cabrera	through 13):		Directors, acting through the Audit Committee,
		03 – Scott D. Moore			to set the fees for Ernst & Young Ltd.
☐	Mark here to vote	04 – Brendan R. O’Neill	09 – Alan Barlow
	WITHHOLD vote	05 – Robert A. Spass	10 – William H. Bolinder
	for all nominees		11 – David Cash	3.	Advisory vote on executive compensation, as	☐	☐	☐
			12 – Simon Minshall		described in the Company’s proxy statement.
☐	For All EXCEPT – To	Direction of the Company to elect the slate of	13 – Brendan R. O’Neil
	withhold a vote for	three director designees of Endurance Specialty			1 year	2 years	3 years	Abstain
	one or more all	Insurance Ltd. listed below (Nos. 6 through 8):	Direction of the Company to elect
	nominees, mark the		the slate of five director designees
	box to the left and	06 – David Cash	of Endurance Worldwide Insurance	4.	Advisory vote on the frequency of ☐	☐	☐	☐
	write the number of	07 – John V. Del Col	Limited listed below (Nos. 14		Which executive compensation will
	the director on the	08 – William M. Jewett	through 18):		be subject to an advisory vote of
	line below.				Shareholders
			14 – Alan Barlow			FOR	AGAINST	ABSTAIN
15 – William H. Bolinder
			16 – David Cash	5.	To amend the Company’s 2007 Equity	☐	☐	☐
			17 – Simon Minshall		Incentive Plan
18 – Brendan R. O’Neil
				6.	To amend the Company’s Employee Share	☐	☐	☐
Purchase Plan

				7.	To decrease the size of the Board of Directors from 15 to 14 members	☐	☐	☐

RESTRICTED AREA - SCAN LINE	Mark Here for Address Change or Comments SEE REVERSE	☐

Please sign exactly as your name appears hereon. If the ordinary shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Signature	Date

You can now access your Endurance Specialty Holdings Ltd. account online.
Access your Endurance Specialty Holdings Ltd. account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Endurance Specialty Holdings Ltd., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2010 Annual Report on Form 10-K are available at: http://www.proxyvoting.com/enh

▼ FOLD AND DETACH HERE ▼

ENDURANCE SPECIALTY HOLDINGS LTD.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2011
This proxy is solicited on behalf of the Company’s Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting.
The undersigned hereby appoints David Cash, Michael J. McGuire and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Endurance Specialty Holdings Ltd. (the “Company”) which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM08, Bermuda on Wednesday, May 11, 2011 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
PURSUANT TO THE COMPANY’S AMENDED AND RESTATED BYE-LAWS, THE VOTING INTEREST ATTRIBUTED TO EACH SHARE HELD BY THE UNDERSIGNED IS [     ] VOTES PER SHARE.
This proxy, when properly executed, will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSALS 2, 3, 5, 6, 7 AND FOR AN ADVISORY VOTE EVERY 3 YEARS FOR PROPOSAL 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

	WO#	Fulfillment#
(Continued and to be marked, dated and signed, on the other side)	94073	94080

RESTRICTED AREA - SIGNATURE LINE